UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund:	BlackRock Funds VI
BlackRock CoreAlpha Bond Fund
Master Investment Portfolio II
CoreAlpha Bond Master Portfolio

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI and Master Investment Portfolio II, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds VI

•	BlackRock CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	BlackRock CoreAlpha Bond Fund

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”), investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II.

What factors influenced performance?

During the period, the Master Portfolio’s security selection within corporate credit was the primary contributor to performance. An overweight to and selection within the information technology sector added to relative returns. In addition, an overweight to and selection within financials proved beneficial, with contributions highlighted by insurance and finance company holdings. Underweight exposure to both the energy and basic materials sectors also contributed positively. Asset allocation had a positive impact on returns as well due to overweight positions in non-agency securitized assets and other spread sectors. Lastly, global interest rate strategies benefited performance, particularly during the first quarter of 2020, primarily due to the Master Portfolio’s long Canada and U.S. positions versus its short positions in European markets and Australia.

Conversely, in terms of corporate credit security selection, underweights within transportation and overweights in the gaming and automotive sub-sectors within consumer cyclicals marginally detracted from performance.

During the period, the Master Portfolio modestly employed the use of derivatives, primarily through futures contracts. The Master Portfolio’s use of derivatives contributed positively to Fund performance.

At times during the period, the Master Portfolio held elevated amounts of cash, which were committed for pending transactions. The cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

The Master Portfolio came into the 12-month period with a defensive posture and heightened cash balances due to tight spreads and elevated geopolitical risk. From a relative value standpoint, the investment adviser had preferred securitized credits over corporate issues as consumer balance sheets overall appeared much more sound than those of corporations. The Master Portfolio also had a slight tilt to investment grade credits and an overweight stance with respect to duration (sensitivity to changes in interest rates) as a strategy against any reversal in risk sentiment that would lead Treasury rates lower.

At the beginning of March 2020, the Master Portfolio was positioned with an overweight to shorter-maturity investment grade corporate bonds and a neutral position in high yield corporate bonds. Market disruptions in March brought dislocations to shorter-maturity high quality investment grade credits and high-quality securitized assets. During the second quarter of 2020, given attractive valuations following the market dislocation in March the investment adviser looked to add high quality “carry” assets (i.e., low risk, income-generating assets) opportunistically in sectors that appeared attractively valued. The Master Portfolio also increased exposure to investment grade corporate credit, mortgage-backed securities (“MBS”) and securitized assets in general, while maintaining a neutral stance in high yield corporate bonds relative to strategic targets on the view that default risk for the sector had increased. During the third quarter of 2020, the Master Portfolio continued to add risk, specifically within high yield, as the outlook for economic recovery became more favorable.

Describe portfolio positioning at period end.

At period end, the Master Portfolio was positioned with a positive view on fundamentals given a recovering economy, the likelihood of further fiscal stimulus and accommodative Fed policy. This was reflected in long positions in investment grade corporate bonds, high yield corporate bonds and MBS, along with a yield curve steepening bias on the view that longer-maturity Treasury yields may move somewhat higher. Within securitized assets, the Master Portfolio continued to emphasize the consumer sectors, which have benefited from economic recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2020 (continued)	BlackRock CoreAlpha Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	A broad-based flagship benchmark that measures the investement grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance Summary for the Period Ended December 31, 2020

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.53%	1.52%	2.18%	8.88%	N/A	4.91%	N/A	4.18%	N/A
Investor A	1.23	1.22	2.05	8.61	4.26%	4.59	3.73%	3.85	3.43%
Investor C	0.53	0.52	1.76	7.80	6.80	3.83	3.83	3.14	3.14
Class K	1.58	1.52	2.30	8.93	N/A	4.96	N/A	4.23	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.29	7.51	N/A	4.44	N/A	3.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
	(07/01/20)	(12/31/20)	the Period	(b)	(07/01/20)	(12/31/20)	the Period	(b)	Ratio
Institutional	$1,000.00	$1,021.80	$1.42		$1,000.00	$1,023.73	$1.42		0.28%
Investor A	1,000.00	1,020.50	2.69		1,000.00	1,022.47	2.69		0.53
Investor C	1,000.00	1,017.60	6.49		1,000.00	1,018.70	6.50		1.28
Class K	1,000.00	1,023.00	1.17		1,000.00	1,023.98	1.17		0.23

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Prior to February 28, 2011 for Institutional Shares, April 30, 2012 for Investor A and Investor C Shares and March 28, 2016 for Class K Shares, the performance of the classes is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Derivative Financial Instruments	BlackRock CoreAlpha Bond Fund

The CoreAlpha Bond Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2020

BlackRock CoreAlpha Bond Fund

ASSETS
Investments at value — Master Portfolio	$1,676,594,455
Receivables:
Capital shares sold	6,764,981
From the Administrator	3,815
Withdrawals from the Master Portfolio	23,082,364

Total assets	1,706,445,615

LIABILITIES
Payables:
Administration fees	135,834
Capital shares redeemed	29,847,345
Income dividend distributions	388,452
Other accrued expenses	10,995
Service and distribution fees	106,305

Total liabilities	30,488,931

NET ASSETS	$1,675,956,684

NET ASSETS CONSIST OF
Paid-in capital	$1,604,941,300
Accumulated earnings	71,015,384

NET ASSETS	$1,675,956,684

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Statement of Assets and Liabilities (continued)

December 31, 2020

BlackRock CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$1,103,299,285

Shares outstanding	102,246,486

Net asset value	$10.79

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$508,792,044

Shares outstanding	47,151,080

Net asset value	$10.79

Shares authorized	Unlimited

Par value	No par value

Investor C
Net assets	$1,522,497

Shares outstanding	141,006

Net asset value	$10.80

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$62,342,858

Shares outstanding	5,774,329

Net asset value	$10.80

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2020

BlackRock CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$639,610
Interest - unaffiliated	44,294,593
Other income	309,717
Securities lending income — affiliated — net	201,971
Foreign taxes withheld	(539)
Expenses	(4,034,861)
Fees waived	115,306

Total investment income	41,525,797

FUND EXPENSES
Service and distribution — class specific	1,279,751
Administration — class specific	841,492
Professional	11,654
Miscellaneous	3,669

Total expenses	2,136,566
Less:
Fees waived and/or reimbursed by the Administrator	(30,402)

Total expenses after fees waived and/or reimbursed	2,106,164

Net investment income	39,419,633

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	42,540,635
Investments — affiliated	137,182
Foreign currency transactions	(123,115)
Forward foreign currency exchange contracts	428,338
Futures contracts	23,582,021
Swaps	4,516,497

71,081,558

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	29,927,261
Investments — affiliated	(10,005)
Futures contracts	3,326,964
Forward foreign currency exchange contracts	425,568
Foreign currency translations	52,576
Swaps	(94,075)

33,628,289

Net realized and unrealized gain	104,709,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,129,480

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock CoreAlpha Bond Fund
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,419,633	$40,163,143
Net realized gain	71,081,558	34,539,089
Net change in unrealized appreciation	33,628,289	45,230,213

Net increase in net assets resulting from operations	144,129,480	119,932,445

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(68,969,857)	(39,306,796)
Investor A	(29,801,126)	(18,099,141)
Investor C	(75,047)	(4,536)
Class K	(2,557,180)	(158,787)

Decrease in net assets resulting from distributions to shareholders	(101,403,210)	(57,569,260)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(19,535,594)	364,882,785

NET ASSETS
Total increase in net assets	23,190,676	427,245,970
Beginning of year	1,652,766,008	1,225,520,038

End of year	$1,675,956,684	$1,652,766,008

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund

	Institutional

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$10.54	$10.02	$10.35		$10.22	$10.32

Net investment income(a)	0.26	0.32	0.31		0.25	0.24
Net realized and unrealized gain (loss)	0.67	0.64	(0.34)		0.17	0.01

Net increase (decrease) from investment operations	0.93	0.96	(0.03)		0.42	0.25

Distributions(b)
From net investment income	(0.56)	(0.32)	(0.30)		(0.25)	(0.22)
From net realized gain	(0.12)	(0.12)	(0.00	)(c)	—	(0.12)
Return of capital	—	—	—		(0.04)	(0.01)

Total distributions	(0.68)	(0.44)	(0.30)		(0.29)	(0.35)

Net asset value, end of year	$10.79	$10.54	$10.02		$10.35	$10.22

Total Return(d)
Based on net asset value	8.88%	9.62%	(0.18)%		4.19%	2.37%

Ratios to Average Net Assets(e)(f)
Total expenses	0.28%	0.29%	0.37	%(g)	0.35%	0.35%

Total expenses after fees waived and/or reimbursed	0.28%	0.28%	0.35	%(g)	0.34%	0.35%

Net investment income	2.42%	3.02%	3.14%		2.44%	2.24%

Supplemental Data
Net assets, end of year (000)	$1,103,299	$1,121,106	$791,197		$496,618	$345,259

Portfolio turnover rate of the Master Portfolio(h)	410%	263%	331%		515%	677%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.02%	0.02%	0.01%
Investments in underlying funds	—%	0.01%	0.02%	0.02%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	261%	166%	189%	322%	459%

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund (continued)

	Investor A

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$10.54	$10.02	$10.35		$10.22	$10.32

Net investment income(a)	0.24	0.29	0.30		0.20	0.20
Net realized and unrealized gain (loss)	0.66	0.64	(0.36)		0.19	0.01

Net increase (decrease) from investment operations	0.90	0.93	(0.06)		0.39	0.21

Distributions(b)
From net investment income	(0.53)	(0.29)	(0.27)		(0.22)	(0.18)
From net realized gain	(0.12)	(0.12)	(0.00	)(c)	—	(0.12)
Return of capital	—	—	—		(0.04)	(0.01)

Total distributions	(0.65)	(0.41)	(0.27)		(0.26)	(0.31)

Net asset value, end of year	$10.79	$10.54	$10.02		$10.35	$10.22

Total Return(d)
Based on net asset value	8.61%	9.35%	(0.52)%		3.83%	2.01%

Ratios to Average Net Assets(e)(f)
Total expenses	0.53%	0.54%	0.56	%(g)	0.69%	0.70%

Total expenses after fees waived and/or reimbursed	0.53%	0.53%	0.53	%(g)	0.69%	0.69%

Net investment income	2.16%	2.76%	3.05%		1.99%	1.92%

Supplemental Data
Net assets, end of year (000)	$508,792	$503,477	$433,789		$485	$1,695

Portfolio turnover rate of the Master Portfolio(h)	410%	263%	331%		515%	677%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.02%	0.02%	0.01%
Investments in underlying funds	—%	0.01%	0.02%	0.02%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	261%	166%	189%	322%	459%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund (continued)

	Investor C

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$10.55	$10.02	$10.36		$10.23	$10.32

Net investment income(a)	0.15	0.22	0.20		0.13	0.12
Net realized and unrealized gain (loss)	0.67	0.64	(0.35)		0.18	0.02

Net increase (decrease) from investment operations	0.82	0.86	(0.15)		0.31	0.14

Distributions(b)
From net investment income	(0.45)	(0.21)	(0.19)		(0.15)	(0.10)
From net realized gain	(0.12)	(0.12)	(0.00	)(c)	—	(0.12)
Return of capital	—	—	—		(0.03)	(0.01)

Total distributions	(0.57)	(0.33)	(0.19)		(0.18)	(0.23)

Net asset value, end of year	$10.80	$10.55	$10.02		$10.36	$10.23

Total Return(d)
Based on net asset value	7.80%	8.64%	(1.36)%		3.05%	1.35%

Ratios to Average Net Assets(e)(f)
Total expenses	1.28%	1.29%	1.46	%(g)	1.44%	1.45%

Total expenses after fees waived and/or reimbursed	1.28%	1.29%	1.44	%(g)	1.44%	1.45%

Net investment income	1.32%	2.08%	2.02%		1.30%	1.14%

Supplemental Data
Net assets, end of year (000)	$1,522	$210	$157		$238	$337

Portfolio turnover rate of the Master Portfolio(h)	410%	263%	331%		515%	677%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Allocated fees waived	0.01%	0.01%	0.02%	0.02%	0.01%
Investments in underlying funds	—%	0.01%	0.02%	0.02%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.40%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	261%	166%	189%	322%	459%

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund (continued)
	Class K

	Year Ended December 31,					Period from 03/28/16 to 12/31/16	(a)
	2020	2019	2018		2017

Net asset value, beginning of period	$10.55	$10.02	$10.35		$10.23	$10.51

Net investment income(b)	0.27	0.31	0.32		0.26	0.18
Net realized and unrealized gain (loss)	0.66	0.66	(0.34)		0.16	(0.17)

Net increase (decrease) from investment operations	0.93	0.97	(0.02)		0.42	0.01

Distributions(c)
From net investment income	(0.56)	(0.32)	(0.31)		(0.26)	(0.16)
From net realized gain	(0.12)	(0.12)	(0.00	)(d)	—	(0.12)
Return of capital	—	—	—		(0.04)	(0.01)

Total distributions	(0.68)	(0.44)	(0.31)		(0.30)	(0.29)

Net asset value, end of period	$10.80	$10.55	$10.02		$10.35	$10.23

Total Return(e)
Based on net asset value	8.93%	9.78%	(0.14)%		4.14%	0.00	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.28%	0.29%	0.33	%(i)	0.30%	0.30	%(j)

Total expenses after fees waived and/or reimbursed	0.23%	0.24%	0.30	%(i)	0.30%	0.30	%(j)

Net investment income	2.46%	2.97%	3.19%		2.48%	2.25	%(j)

Supplemental Data
Net assets, end of period (000)	$62,343	$27,973	$377		$197	$195

Portfolio turnover rate of the Master Portfolio(k)	410%	263%	331%		515%	677%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,				Period from 03/28/16 to 12/31/16 (a)
	2020	2019	2018	2017
Allocated fees waived	0.01%	0.01%	0.02%	0.02%	0.01%
Investments in underlying funds	—%	0.01%	0.02%	0.02%	—%

(i)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.29% and 0.26%, respectively.

(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,				Period from 03/28/16 to 12/31/16	(a)
	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	261%	166%	189%	322%	459%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1.   ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2020, the percentage of the Master Portfolio owned by the Fund was 92.87%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

PriorYear Reorganization: The Board of the Trust, the Board of MIP II and the Board of Directors of FDP Series II, Inc. approved the reorganization of FDP CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc., into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

On September 23, 2019, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund

Institutional	402,761	0.97565426	Institutional	392,956
Investor A	5,321,567	0.97598129	Investor A	5,193,750
Investor C	2,329,750	0.97608421	Investor A	2,274,032

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund

Net assets	$84,011,793
Paid-in-capital	84,908,625
Accumulated losses	(896,832)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $1,381,148,135. The aggregate net assets of the Fund immediately after the reorganization amounted to $1,465,159,928. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

FDP BlackRock CoreAlpha Bond Fund	$83,082,606	$81,106,915

The purpose of these transactions was to combine two funds managed by BAL with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 23, 2019.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2019, are as follows:

•	Net investment income: $41,546,304

•	Net realized and change in unrealized gain on investments: $79,012,860

•	Net increase in net assets resulting from operations: $120,559,164

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since September 23, 2019.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor C	Class K

Administration fees - class specific	0.05%	0.05%	0.05%	0.05%

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees	$569,694	$252,657	$500	$18,641	$841,492

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2020, there was no amount waived and/or reimbursed.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total

BlackRock CoreAlpha Bond Fund	$1,269,665	$10,086	$1,279,751

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $33,278.

For the year ended December 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$823	$638	$1,461

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived was $11,654 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through April 30, 2021. For the year ended December 31, 2020, the amount waived was $18,748 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$82,761,589	$53,727,065
Long-term capital gains	18,641,621	3,842,195

	$101,403,210	$57,569,260

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$2,785,716
Undistributed long-term capital gains	1,368,695
Non-expiring capital loss carryforwards(a)	(840,348)
Net unrealized gains(b)	67,701,321

$71,015,384

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2020, the Fund utilized $1,587,822 of its capital loss carryforward.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock CoreAlpha Bond Fund
Institutional
Shares sold	43,459,642	$469,081,602	40,057,494	$421,065,321
Shares issued in reinvestment of distributions	6,347,131	68,822,833	3,732,006	39,199,121
Shares issued in reorganization	—	—	392,956	4,199,797
Shares redeemed	(53,882,923)	(586,505,497)	(16,838,843)	(175,929,930)

	(4,076,150)	$(48,601,062)	27,343,613	$288,534,309

Investor A
Shares sold and automatic conversion of shares	3,746,123	$41,023,848	2,279,068	$23,860,411
Shares issued in reinvestment of distributions	2,677,876	29,014,424	1,701,867	17,869,357
Shares issued in reorganization	—	—	7,467,482	79,811,996
Shares redeemed	(7,021,037)	(76,365,624)	(7,001,367)	(72,907,600)

	(597,038)	$(6,327,352)	4,447,050	$48,634,164

Investor C
Shares sold	166,613	$1,826,341	12,658	$134,336
Shares issued in reinvestment of distributions	6,744	72,896	373	3,902
Shares redeemed and automatic conversion of shares	(52,221)	(570,922)	(8,801)	(92,698)

	121,136	$1,328,315	4,230	$45,540

Class K
Shares sold	5,146,056	$56,138,357	2,620,129	$27,739,215
Shares issued in reinvestment of distributions	234,922	2,546,683	14,026	148,382
Shares redeemed	(2,257,952)	(24,620,535)	(20,490)	(218,825)

	3,123,026	$34,064,505	2,613,665	$27,668,772

	(1,429,026)	$(19,535,594)	34,408,558	$364,882,785

As of December 31, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,924 Investor C Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds VI and Shareholders of BlackRock CoreAlpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BlackRock CoreAlpha Bond Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

For the fiscal year ended December 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends

BlackRock CoreAlpha Bond Fund	$37,609,727

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

BlackRock CoreAlpha Bond Fund	$33,129,506	$18,641,621

I M P O R T A N T T A X I N F O R M A T I O N (U N A U D I T E D )	21

Master Portfolio Information as of December 31, 2020	CoreAlpha Bond Master Portfolio

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Total Investments
Corporate Bonds	42%
U.S. Government Sponsored Agency Securities	39
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	8
Municipal Bonds	1
Other*	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AAA/Aaa(d)	45%
AA/Aa	6
A	20
BBB/Baa	19
BB/Ba	3
B	3
CCC/Caa	—	(c)
N/R	4

(a)	Excludes short-term securities, borrowed bonds and TBA sales commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 1% of long-term investments.
(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1% of the Master Portfolio’s long-term investments. Please refer to the Schedule of Investments for details.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class C, 2.71%, 08/18/22	$1,256	$1,263,213
Series 2017-3, Class D, 3.18%, 07/18/23	1,270	1,308,561
Ameriquest Mortgage Securities, Inc., Series 2004- R4, Class M1, (1 mo. LIBOR US + 0.83%), 0.97%, 06/25/34(a)	14	14,270
Argent Securities, Inc., Series 2005-W2, Class A2C, (1 mo. LIBOR US + 0.72%), 0.87%, 10/25/35(a)	9	9,135
Avant Loans Funding Trust, Series 2020-REV1, Class A, 2.17%, 05/15/29(b)	8,630	8,664,951
Avid Automobile Receivables Trust, Series 2019-1, Class A, 2.62%, 02/15/24(b)	940	948,427
Chase Funding Trust, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.50%), 0.65%, 02/26/35(a)	119	114,893
College Loan Corp. Trust I, Series 2004-1, Class A4, (3 mo. LIBOR US + 0.19%), 0.40%, 04/25/24(a)	751	748,649
Conn’s Receivables Funding LLC(b)
Series 2019-A, Class A, 3.40%, 10/16/23	511	513,166
Series 2019-B, Class A, 2.66%, 06/17/24	818	818,235
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(a)	36	38,696
Consumer Loan Underlying Bond CLUB Credit Trust(b)
Series 2019-HP1, Class A, 2.59%, 12/15/26	4,188	4,235,156
Series 2020-P1, Class A, 2.26%, 03/15/28	4,798	4,833,443
Consumer Loan Underlying Bond Credit Trust(b)
Series 2018-P2, Class A, 3.47%, 10/15/25	13	13,117
Series 2018-P3, Class A, 3.82%, 01/15/26	604	606,673
Series 2019-P1, Class A, 2.94%, 07/15/26	1,520	1,529,531
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 03/25/34(a)	14	13,993
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15%, 07/17/23(b)	1,292	1,295,759
Drive Auto Receivables Trust
Series 2016-CA, Class D, 4.18%, 03/15/24(b)	532	536,844
Series 2017-1, Class D, 3.84%, 03/15/23	1,514	1,531,977
Series 2017-2, Class D, 3.49%, 09/15/23	615	621,130
Series 2017-3, Class D, 3.53%, 12/15/23(b)	4,541	4,609,008
Series 2017-AA, Class D, 4.16%, 05/15/24(b)	818	829,323
Series 2017-BA, Class D, 3.72%, 10/17/22(b)	222	222,345
Series 2018-2, Class C, 3.63%, 08/15/24	118	118,596
Series 2018-3, Class C, 3.72%, 09/16/24	591	593,460
Series 2018-3, Class D, 4.30%, 09/16/24	4,840	5,009,980
Series 2018-4, Class D, 4.09%, 01/15/26	1,420	1,474,609
Series 2019-1, Class B, 3.41%, 06/15/23	1,542	1,544,222
Series 2019-2, Class B, 3.17%, 11/15/23	358	359,938
Series 2019-2, Class C, 3.42%, 06/16/25	8,500	8,732,399
Series 2020-1, Class C, 2.36%, 03/16/26	7,240	7,409,002
Series 2020-2, Class A2A, 0.85%, 07/17/23	1,171	1,173,202
Series 2020-2, Class A3, 0.83%, 05/15/24	1,150	1,155,737
Series 2020-2, Class B, 1.42%, 03/17/25	2,950	2,989,073
Series 2020-2, Class C, 2.28%, 08/17/26	1,890	1,951,189
DT Auto Owner Trust(b) Series 2019-3A, Class C, 2.74%, 04/15/25	3,050	3,110,693
Series 2020-2A, Class A, 1.14%, 01/16/24	2,052	2,061,333

Security	Par (000)	Value

Asset-Backed Securities (continued)
ENVA LLC, Series 2019-A, Class A, 3.96%, 06/22/26(b)	$320	$320,410
Exeter Automobile Receivables Trust
Series 2019-1A, Class B, 3.45%, 02/15/23(b)	1,027	1,028,942
Series 2020-1A, Class B, 2.26%, 04/15/24(b)	9,560	9,691,775
Series 2020-2A, Class A, 1.13%, 08/15/23(b)	6,570	6,589,031
Series 2020-3A, Class B, 0.79%, 09/16/24	4,340	4,349,423
Ford Credit Auto Owner Trust(b)
Series 2018-1, Class A, 3.19%, 07/15/31	2,870	3,153,647
Series 2019-1, Class A, 3.52%, 07/15/30	450	490,779
GSAA Home Equity Trust, Series 2005-5, Class M3, (1 mo. LIBOR US + 0.95%), 1.09%, 02/25/35(a)	12	12,116
Marlette Funding Trust(b)
Series 2018-3A, Class B, 3.86%, 09/15/28	640	642,551
Series 2018-4A, Class A, 3.71%, 12/15/28	270	271,572
Series 2019-1A, Class A, 3.44%, 04/16/29	1,295	1,305,190
Series 2019-2A, Class A, 3.13%, 07/16/29	1,016	1,024,411
Series 2019-3A, Class A, 2.69%, 09/17/29	1,615	1,625,763
Series 2019-4A, Class A, 2.39%, 12/17/29	2,382	2,400,265
Series 2020-1A, Class A, 2.24%, 03/15/30	1,301	1,308,820
Series 2020-2A, Class A, 1.02%, 09/16/30	5,622	5,631,290
OneMain Financial Issuance Trust, Series 2019-2A,
Class A, 3.14%, 10/14/36(b)	5,690	6,144,507
Prosper Marketplace Issuance Trust(b)
Series 2019-3A, Class A, 3.19%, 07/15/25	891	893,804
Series 2019-4A, Class A, 2.48%, 02/17/26	776	779,059
Santander Drive Auto Receivables Trust
Series 2016-3, Class D, 2.80%, 08/15/22	2,284	2,292,022
Series 2017-2, Class D, 3.49%, 07/17/23	4,580	4,635,969
Series 2017-3, Class D, 3.20%, 11/15/23	8,000	8,139,469
Series 2018-5, Class D, 4.19%, 12/16/24	5,190	5,402,019
Series 2019-3, Class B, 2.28%, 09/15/23	5,330	5,371,831
Series 2020-2, Class B, 0.96%, 11/15/24	1,520	1,529,370
Series 2020-2, Class C, 1.46%, 09/15/25	3,030	3,070,152
Series 2020-4, Class C, 1.01%, 01/15/26	5,750	5,775,056
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 2.51%, 01/26/32(b)	4,790	5,092,193
SoFi Consumer Loan Program LLC(b)
Series 2016-1, Class A, 3.26%, 08/25/25	390	390,418
Series 2017-3, Class A, 2.77%, 05/25/26	92	92,054
Series 2017-4, Class A, 2.50%, 05/26/26	38	37,716
Series 2017-6, Class A2, 2.82%, 11/25/26	157	157,299
SoFi Consumer Loan Program Trust,
Series 2018-1, Class A2, 3.14%, 02/25/27(b)	277	277,615
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/33(b)	5,680	5,848,623
Upgrade Receivables Trust, Series 2019-2A, Class A, 2.77%, 10/15/25(b)	659	659,662
Upstart Securitization Trust(b)
Series 2019-3, Class A, 2.68%, 01/21/30	1,061	1,070,618
Series 2020-1, Class A, 2.32%, 04/22/30	4,695	4,731,875
Westlake Automobile Receivables Trust(b)
Series 2018-1A, Class D, 3.41%, 05/15/23	2,028	2,043,272
Series 2018-3A, Class B, 3.32%, 10/16/23	227	227,604
Series 2018-3A, Class C, 3.61%, 10/16/23	2,980	3,008,811
Series 2018-3A, Class D, 4.00%, 10/16/23	1,140	1,174,443
Series 2019-1A, Class B, 3.26%, 10/17/22	4,000	4,023,672
Series 2019-2A, Class B, 2.62%, 07/15/24	1,200	1,214,993

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Westlake Automobile Receivables Trust(b) (continued)
Series 2020-2A, Class B, 1.32%, 07/15/25	$1,310	$1,325,964
Series 2020-2A, Class C, 2.01%, 07/15/25	5,920	6,041,416
Series 2020-3A, Class B, 0.78%, 11/17/25	3,480	3,487,442
Series 2020-3A, Class C, 1.24%, 11/17/25	4,250	4,273,603

Total Asset-Backed Securities — 11.2% (Cost: $198,594,131)		202,062,464

	Shares

Common Stocks

Diversified Financial Services — 0.0%
HoldCo 2 NPV(c)	1,807,150	1

Total Common Stocks — 0.0% (Cost:$—)		1

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 3.75%, 10/01/21(d)	$215	220,388

Aerospace & Defense — 0.4%
3M Co., 2.65%, 04/15/25	1,710	1,857,255
Boeing Co. 4.51%, 05/01/23	1,475	1,594,227
4.88%, 05/01/25(d)	1,080	1,231,100
5.15%, 05/01/30	795	962,150
General Dynamics Corp., 3.25%, 04/01/25	1,130	1,247,730
General Electric Co., 3.63%, 05/01/30(d)	495	565,729
Lockheed Martin Corp. 1.85%, 06/15/30(d)	195	204,583
2.80%, 06/15/50	60	64,871
Raytheon Technologies Corp., 2.80%, 03/15/22	275	282,820

		8,010,465

Airlines(d) — 0.1%
Delta Air Line, Inc., 7.38%, 01/15/26	900	1,028,073
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)	1,200	1,344,000

		2,372,073

Auto Components — 0.2%
Aptiv Corp., 4.15%, 03/15/24	1,625	1,788,096
Lear Corp., 5.25%, 05/15/49	1,934	2,387,462

		4,175,558

Automobiles — 1.2%
American Honda Finance Corp., 1.20%, 07/08/25	900	921,017
Ford Motor Co., 5.29%, 12/08/46(d)	1,200	1,254,000
Ford Motor Credit Co. LLC, 5.58%, 03/18/24	1,200	1,294,380
General Motors Co., 6.75%, 04/01/46	305	439,425
General Motors Financial Co., Inc. 4.20%, 03/01/21	900	902,213
4.20%, 11/06/21	1,500	1,546,076
3.45%, 04/10/22	1,780	1,830,422
3.55%, 07/08/22	3,345	3,488,717

Security	Par (000)	Value

Automobiles (continued)
General Motors Financial Co., Inc. (continued)
3.25%, 01/05/23	$1,200	$1,258,330
3.70%, 05/09/23	2,850	3,020,758
4.15%, 06/19/23	1,155	1,242,574
2.90%, 02/26/25	1,335	1,425,675
Lithia Motors, Inc., 4.38%, 01/15/31(b)(d)	55	58,987
PACCAR Financial Corp., 0.80%, 06/08/23	170	171,821
Toyota Motor Credit Corp., 0.35%, 10/14/22	1,935	1,940,246

		20,794,641

Banks — 3.4%
Bank of America NA, (3 mo. LIBOR US + 0.65%), 3.34%, 01/25/23(a)	605	624,652
Barclays Bank PLC, 1.70%, 05/12/22	330	335,836
Canadian Imperial Bank of Commerce 0.95%, 06/23/23	2,020	2,046,709
2.25%, 01/28/25	1,960	2,081,947
(3 mo. LIBOR US + 0.79%), 2.61%, 07/22/23(a)	350	362,060
Citibank NA, 3.65%, 01/23/24	3,855	4,214,059
Credit Suisse AG, New York 2.80%, 04/08/22	1,280	1,321,410
1.00%, 05/05/23	2,170	2,202,825
Fifth Third Bancorp, 2.38%, 01/28/25	850	904,604
Fifth Third Bank NA, 1.80%, 01/30/23	485	498,790
First Republic Bank, (Secured Overnight Financing Rate + 0.62%), 1.91%, 02/12/24(a)	2,500	2,572,566
Huntington National Bank, 1.80%, 02/03/23(d)	2,330	2,393,983
ING Groep NV 3.15%, 03/29/22	415	429,188
4.10%, 10/02/23	2,290	2,515,843
KeyBank NA, 1.25%, 03/10/23	1,230	1,254,093
National Bank of Canada, 2.10%, 02/01/23	1,180	1,219,990
Royal Bank of Canada 1.60%, 04/17/23	940	966,649
2.25%, 11/01/24	1,750	1,861,663
1.15%, 06/10/25	8,410	8,593,956
Santander Holdings USA, Inc., 3.45%, 06/02/25	510	556,973
Santander UK Group Holdings PLC, (3 mo. LIBOR US + 1.40%), 3.82%, 11/03/28(a)	3,800	4,286,072
Santander UK PLC, 3.75%, 11/15/21	1,340	1,378,956
Svenska Handelsbanken AB, 3.90%, 11/20/23	2,700	2,972,290
Toronto-Dominion Bank, 2.65%, 06/12/24	3,300	3,536,021
Truist Financial Corp., 1.20%, 08/05/25	5,850	6,004,661
Wells Fargo & Co. 3.75%, 01/24/24	1,540	1,681,202
3.30%, 09/09/24	1,590	1,741,388
3.00%, 02/19/25	800	869,715
Wells Fargo Bank NA(a)(d)
(3 mo. LIBOR US + 0.61%), 2.90%, 05/27/22	250	252,539
(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22	1,010	1,021,546
Westpac Banking Corp., 2.96%, 11/16/40	120	127,785

		60,829,971

Beverages — 0.8%
Ball Corp., 2.88%, 08/15/30	320	319,200
Constellation Brands, Inc., 3.75%, 05/01/50	350	412,107
Diageo Capital PLC 2.13%, 10/24/24	4,280	4,517,364
2.00%, 04/29/30	1,255	1,308,726
2.13%, 04/29/32	750	792,274
Keurig Dr. Pepper, Inc., 3.55%, 05/25/21	3,015	3,052,603

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo, Inc. 2.85%, 02/24/26(d)	$800	$885,754
3.00%, 10/15/27	1,190	1,342,364
3.45%, 10/06/46	15	18,137
3.38%, 07/29/49	955	1,158,823

		13,807,352

Biotechnology — 0.5%
Amgen, Inc. 3.63%, 05/22/24	800	878,131
3.13%, 05/01/25	800	881,411
2.60%, 08/19/26	800	873,374
Gilead Sciences, Inc. 0.75%, 09/29/23	405	406,231
3.50%, 02/01/25	400	441,869
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	4,995	4,918,764
Royalty Pharma PLC(b) 0.75%, 09/02/23	80	80,382
1.20%, 09/02/25	80	81,338

		8,561,500

Building Materials — 0.3%
Boise Cascade Co., 4.88%, 07/01/30(b)(d)	1,250	1,353,125
Carrier Global Corp. 1.92%, 02/15/23	215	221,486
2.24%, 02/15/25	360	380,939
2.70%, 02/15/31	325	349,187
3.38%, 04/05/40	1,980	2,172,115
Masco Corp., 2.00%, 10/01/30(d)	160	162,900
US Concrete, Inc., 5.13%, 03/01/29(b)(d)	80	82,400

		4,722,152

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	630	699,142
Home Depot, Inc. 5.40%, 09/15/40	200	292,484
3.13%, 12/15/49	1,240	1,430,612
Lowe’s Cos., Inc., 4.00%, 04/15/25	420	477,208

		2,899,446

Capital Markets — 0.9%
Ameriprise Financial, Inc., 3.00%, 04/02/25	930	1,012,461
Ares Capital Corp. 4.20%, 06/10/24	4,815	5,197,487
3.25%, 07/15/25	3,070	3,253,573
Brookfield Finance, Inc., 4.70%, 09/20/47	5	6,327
FS KKR Capital Corp. 4.63%, 07/15/24	950	1,000,895
4.13%, 02/01/25(d)	680	707,832
Goldman Sachs BDC, Inc., 2.88%, 01/15/26	1,795	1,831,573
Nomura Holdings, Inc., 2.65%, 01/16/25	2,940	3,139,828

		16,149,976

Chemicals — 1.1%
Air Products and Chemicals, Inc., 2.70%, 05/15/40	187	201,537
FMC Corp. 3.20%, 10/01/26	2,098	2,336,578
3.45%, 10/01/29	1,882	2,142,532
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	1,590	1,660,398
Methanex Corp., 5.25%, 12/15/29	725	785,697

Security	Par (000)	Value

Chemicals (continued)
RPM International, Inc., 3.75%, 03/15/27	$1,000	$1,109,533
Sherwin-Williams Co. 4.20%, 01/15/22	1,590	1,636,684
3.13%, 06/01/24	265	287,446
3.30%, 02/01/25	800	867,426
3.95%, 01/15/26	400	457,502
3.45%, 06/01/27	4,710	5,321,069
2.95%, 08/15/29	1,330	1,463,447
4.50%, 06/01/47	770	1,029,971
3.80%, 08/15/49	710	855,823
Sherwin-Williams Co. (The), 3.30%, 05/15/50	520	574,890

		20,730,533

Commercial Services & Supplies — 0.0%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(d)	130	136,184
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(b)(d)	205	203,463
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	72	74,995

		414,642

Communications Equipment — 0.1%
Motorola Solutions, Inc. 4.60%, 02/23/28(d)	939	1,132,837
2.30%, 11/15/30	1,075	1,095,782

		2,228,619

Construction & Engineering(d) — 0.2%
Landesbank Baden-Wuerttemberg, 7.63%, 02/01/23	2,974	3,403,718
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(b)	200	209,000

		3,612,718

Construction Materials — 0.0%
Allegion US Holding Co., Inc., 3.55%, 10/01/27	125	136,708

Consumer Discretionary(d) — 0.2%
Quanta Services, Inc., 2.90%, 10/01/30	2,290	2,455,238
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(b)	1,350	1,578,218

		4,033,456

Consumer Finance — 1.6%
American Express Co. 2.50%, 08/01/22	1,000	1,031,766
3.70%, 08/03/23	1,500	1,624,333
Block Financial LLC, 3.88%, 08/15/30(d)	100	108,028
Capital One Financial Corp., 3.45%, 04/30/21	740	745,497
Equifax, Inc. 2.60%, 12/15/25	275	296,832
3.10%, 05/15/30	530	589,544
Global Payments, Inc. 4.00%, 06/01/23	1,400	1,514,069
3.20%, 08/15/29	205	226,841
IHS Markit Ltd. 4.13%, 08/01/23	1,244	1,352,601
4.75%, 08/01/28	2,105	2,592,371
4.25%, 05/01/29	40	48,594
Mastercard, Inc. 3.38%, 04/01/24	900	986,195
3.65%, 06/01/49	4,360	5,416,569
PayPal Holdings, Inc. 2.20%, 09/26/22	4,580	4,732,251

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
PayPal Holdings, Inc. (continued) 2.85%, 10/01/29	$1,520	$1,688,422
3.25%, 06/01/50	320	369,143
S&P Global, Inc. 2.95%, 01/22/27	685	758,025
2.50%, 12/01/29	965	1,052,519
2.30%, 08/15/60	1,310	1,246,774
Visa, Inc. 3.65%, 09/15/47	1,065	1,334,779
2.00%, 08/15/50	1,420	1,356,176

		29,071,329

Containers & Packaging — 0.0%
Clearwater Paper Corp., 4.75%, 08/15/28(b)(d)	150	155,250

Diversified Financial Services — 8.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 09/15/23	1,015	1,100,486
Air Lease Corp. 3.38%, 07/01/25	900	967,858
2.88%, 01/15/26	860	909,995
Aircastle Ltd., 4.25%, 06/15/26	1,985	2,090,516
Ally Financial, Inc. 3.05%, 06/05/23	290	305,776
1.45%, 10/02/23	565	576,763
Aviation Capital Group LLC, 6.75%, 04/06/21(b)	300	304,016
Banco Santander SA 3.50%, 04/11/22	600	623,072
2.75%, 05/28/25	1,600	1,708,040
2.75%, 12/03/30	800	824,582
Bank of America Corp.(a)
(3 mo. LIBOR US + 0.63%), 3.50%, 05/17/22	1,395	1,411,530
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23	1,095	1,152,498
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24	3,400	3,686,285
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23	3,000	3,095,749
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30	175	206,121
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40	70	86,188
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38	2,550	3,141,387
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51	1,361	1,718,764
(Secured Overnight Financing Rate + 0.74%), 0.81%, 10/24/24	2,545	2,568,781
(Secured Overnight Financing Rate + 0.91%), 0.98%, 09/25/25	950	960,335
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26	2,030	2,073,302
(Secured Overnight Financing Rate + 1.93%), 2.68%, 06/19/41	1,015	1,057,525
Citigroup, Inc. 4.75%, 05/18/46	1,080	1,442,900
4.65%, 07/23/48	160	220,869
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(a)	1,600	1,645,261
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(a)	2,805	3,049,528
(Secured Overnight Financing Rate + 0.69%), 0.78%, 10/30/24(a)(d)	8,880	8,937,606
(Secured Overnight Financing Rate + 1.67%), 1.68%, 05/15/24(a)(d)	800	824,089
(Secured Overnight Financing Rate + 2.11%), 2.57%, 06/03/31(a)	1,100	1,172,446
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(a)	1,630	1,780,876

Security	Par (000)	Value

Diversified Financial Services (continued)
Credit Suisse Group AG, 3.80%, 06/09/23	$300	$323,097
Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/21	2,030	2,048,604
3.80%, 09/15/22	670	707,647
Deutsche Bank AG, New York(a)
(Secured Overnight Financing Rate + 1.87%), 2.13%, 11/24/26	1,330	1,361,173
(Secured Overnight Financing Rate + 2.16%), 2.22%, 09/18/24	1,710	1,759,143
GE Capital International Funding Co., 4.42%, 11/15/35	810	966,772
Goldman Sachs Group, Inc. 3.00%, 04/26/22	2,000	2,016,229
3.50%, 04/01/25	2,470	2,744,145
3.75%, 05/22/25	2,300	2,582,326
3.75%, 02/25/26	1,900	2,158,300
3.50%, 11/16/26	365	409,765
3.85%, 01/26/27	1,090	1,243,902
2.60%, 02/07/30	6,060	6,518,450
3.80%, 03/15/30	2,010	2,365,082
6.75%, 10/01/37	500	765,081
5.15%, 05/22/45	503	700,970
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(a)	2,200	2,409,936
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(a)	550	652,500
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(a)	500	610,170
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(a)	2,120	2,710,193
HSBC Holdings PLC 6.50%, 05/02/36	567	821,181
5.25%, 03/14/44(d)	600	835,517
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(a)	1,715	1,980,396
(Secured Overnight Financing Rate + 1.29%), 1.59%, 05/24/27(a)(d)	1,760	1,789,774
Intercontinental Exchange, Inc. 0.70%, 06/15/23	2,920	2,940,224
4.25%, 09/21/48	1,640	2,078,820
3.00%, 06/15/50	2,260	2,395,333
John Deere Capital Corp., 2.60%, 03/07/24	750	802,985
JPMorgan Chase & Co. 3.38%, 05/01/23(d)	5,400	5,771,523
3.63%, 05/13/24(d)	400	442,266
3.13%, 01/23/25	800	876,207
3.30%, 04/01/26	600	671,531
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(a)	1,000	1,032,335
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(a)	600	646,996
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(a)	2,605	3,278,471
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(a)	610	663,273
Mitsubishi UFJ Financial Group, Inc., 2.05%, 07/17/30	2,420	2,528,561
Mizuho Financial Group, Inc.(a)
(3 mo. LIBOR US + 0.99%), 1.24%, 07/10/24	2,845	2,892,207
(3 mo. LIBOR US + 1.27%), 1.98%, 09/08/31	475	483,441
(3 mo. LIBOR US + 1.51%), 2.20%, 07/10/31	4,655	4,826,266
Morgan Stanley 5.75%, 01/25/21	2,220	2,226,624
2.75%, 05/19/22	900	929,451
3.88%, 01/27/26	200	229,415
6.38%, 07/24/42(d)	460	751,259
4.30%, 01/27/45	1,380	1,843,836

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley (continued)
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(a)	$1,840	$2,267,761
(Secured Overnight Financing Rate + 1.03%), 1.79%, 02/13/32(a)	2,505	2,522,911
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(a)	2,400	2,534,981
Series I, (Secured Overnight Financing Rate + 0.75%), 0.86%, 10/21/25(a)	3,410	3,438,026
Nasdaq, Inc. 3.85%, 06/30/26(d)	32	36,729
3.25%, 04/28/50	195	214,269
Natwest Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(a)	290	301,757
ORIX Corp., 2.90%, 07/18/22	405	419,735
Sumitomo Mitsui Financial Group, Inc. 2.35%, 01/15/25	1,325	1,405,958
1.47%, 07/08/25	6,129	6,276,953

		147,853,601

Diversified Telecommunication Services — 1.0%
AT&T, Inc. 2.63%, 12/01/22	800	829,856
4.05%, 12/15/23	400	442,560
4.45%, 04/01/24	1,280	1,429,480
4.85%, 03/01/39	1,185	1,475,867
3.10%, 02/01/43	1,445	1,466,629
4.80%, 06/15/44	195	243,506
3.30%, 02/01/52	765	758,483
3.80%, 12/01/57(b)	238	248,695
3.50%, 02/01/61(d)	655	652,367
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	5	7,911
Switch Ltd., 3.75%, 09/15/28(b)(d)	865	877,975
Verizon Communications, Inc. 3.38%, 02/15/25	1,000	1,110,635
1.68%, 10/30/30(b)	2,797	2,785,684
4.50%, 08/10/33	2,600	3,280,706
4.13%, 08/15/46(d)	430	527,589
4.86%, 08/21/46	875	1,182,507
2.88%, 11/20/50	170	171,293
3.00%, 11/20/60(d)	430	434,318

		17,926,061

Education — 0.1%
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50	5	5,095
Series 2020, 2.82%, 06/01/70	30	32,121
Georgetown University, Series 20A, 2.94%, 04/01/50(d)	27	27,183
Northwestern University, Series 2020, 2.64%, 12/01/50(d)	266	283,478
President and Fellows of Harvard College, 2.52%, 10/15/50	54	57,550
University of Chicago (The)
Series 20B, 2.76%, 04/01/45	148	153,984
Series C, 2.55%, 04/01/50	157	157,364
Yale University, Series 2020, 2.40%, 04/15/50	272	282,098

		998,873

Electric Utilities — 4.5%
AEP Texas, Inc., Series I, 2.10%, 07/01/30(d)	2,830	2,958,621

Security	Par (000)	Value

Electric Utilities (continued)
AEP Transmission Co. LLC, 3.15%, 09/15/49	$30	$33,435
Alabama Power Co. 2.80%, 04/01/25	800	861,787
3.45%, 10/01/49	370	434,103
Ameren Corp., 2.50%, 09/15/24	65	69,279
Ameren Illinois Co., 3.25%, 03/15/50	130	151,927
Appalachian Power Co. 3.40%, 06/01/25	800	888,579
Series X, 3.30%, 06/01/27	1,190	1,328,629
Arizona Public Service Co.
3.15%, 05/15/25	400	438,917
2.95%, 09/15/27	800	879,177
3.50%, 12/01/49	240	286,207
3.35%, 05/15/50	120	139,343
Avangrid, Inc., 3.80%, 06/01/29	600	688,138
Baltimore Gas & Electric Co. 3.35%, 07/01/23	2,390	2,547,853
2.40%, 08/15/26	800	865,600
4.25%, 09/15/48	225	293,555
2.90%, 06/15/50(d)	170	183,037
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	500	665,174
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26	800	865,026
CenterPoint Energy, Inc., 4.25%, 11/01/28	730	864,954
Commonwealth Edison Co. 2.55%, 06/15/26	800	875,539
3.70%, 08/15/28	2,200	2,594,909
2.20%, 03/01/30(d)	500	535,122
4.00%, 03/01/49	90	115,211
Consolidated Edison Co. of New York, Inc.
Series 06-A, 5.85%, 03/15/36	1,000	1,389,437
Series A, 4.13%, 05/15/49	50	61,796
Series B, 3.13%, 11/15/27(d)	800	894,639
Dominion Energy, Inc., 3.90%, 10/01/25	500	568,087
DTE Electric Co., 3.65%, 03/15/24(d)	1,590	1,731,518
DTE Energy Co.
Series B, 2.60%, 06/15/22	495	510,496
Series D, 3.70%, 08/01/23	835	901,742
Duke Energy Corp. 2.65%, 09/01/26	1,000	1,089,598
4.20%, 06/15/49	700	886,461
Duke Energy Florida LLC 3.80%, 07/15/28(d)	1,365	1,602,132
1.75%, 06/15/30	780	797,551
Duke Energy Ohio, Inc. 2.13%, 06/01/30	350	366,564
4.30%, 02/01/49	100	129,333
Duke Energy Progress LLC, 3.25%, 08/15/25	1,590	1,772,421
Entergy Corp., 0.90%, 09/15/25	285	284,903
Entergy Texas, Inc., 3.55%, 09/30/49(d)	520	599,850
Evergy Kansas Central, Inc. 2.55%, 07/01/26	800	867,574
3.45%, 04/15/50	130	153,059
Evergy Metro, Inc. 3.15%, 03/15/23	1,590	1,674,452
3.65%, 08/15/25	300	337,985
Evergy, Inc., 2.90%, 09/15/29	50	54,807
Eversource Energy Series L, 2.90%, 10/01/24	1,530	1,651,173

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Eversource Energy (continued)
Series M, 3.30%, 01/15/28	$1,000	$1,122,178
Florida Power & Light Co. 3.25%, 06/01/24	800	861,306
4.05%, 10/01/44	500	641,385
3.15%, 10/01/49	40	46,102
Georgia Power Co., 3.25%, 04/01/26	800	894,887
Indiana Michigan Power Co., Series J, 3.20%, 03/15/23(d)	1,190	1,251,741
Interstate Power and Light Co. 3.25%, 12/01/24	800	876,396
2.30%, 06/01/30	530	560,454
Kentucky Utilities Co., 3.30%, 06/01/50	320	362,615
MidAmerican Energy Co.(d) 3.10%, 05/01/27	800	896,804
3.15%, 04/15/50	490	563,310
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29	1,600	1,870,920
Nevada Power Co., Series DD, 2.40%, 05/01/30	440	473,517
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/27	645	734,397
2.25%, 06/01/30	1,070	1,121,805
NextEra Energy Operating Partners LP, 4.50%, 09/15/27(b)(d)	1,300	1,455,051
Northern States Power Co., 2.60%, 06/01/51	305	323,088
Oglethorpe Power Corp., 5.05%, 10/01/48(d)	130	165,076
Oncor Electric Delivery Co. LLC, 3.80%, 06/01/49	320	397,501
Pacific Gas and Electric Co. 1.75%, 06/16/22	500	501,411
3.15%, 01/01/26	510	543,355
2.10%, 08/01/27	65	66,145
4.50%, 07/01/40	240	268,258
3.30%, 08/01/40	90	89,826
4.95%, 07/01/50	400	476,646
3.50%, 08/01/50	340	337,930
PacifiCorp, 4.13%, 01/15/49	280	360,008
PacifiCorp., 2.95%, 06/01/23(d)	800	843,832
PECO Energy Co., 2.80%, 06/15/50	355	377,665
PPL Electric Utilities Corp. 2.50%, 09/01/22(d)	400	411,404
3.00%, 10/01/49	275	300,249
PSEG Power LLC 4.15%, 09/15/21	350	355,178
3.85%, 06/01/23	1,300	1,398,660
Public Service Co. of Colorado 3.70%, 06/15/28	1,800	2,098,976
4.05%, 09/15/49	20	26,022
Public Service Electric & Gas Co. 2.38%, 05/15/23	400	417,864
2.25%, 09/15/26(d)	800	864,076
3.00%, 05/15/27	500	556,190
3.70%, 05/01/28	800	928,621
2.05%, 08/01/50	915	860,042
Puget Sound Energy, Inc., 3.25%, 09/15/49	390	433,244
San Diego Gas & Electric Co. 2.50%, 05/15/26	400	433,862
Series NNN, 3.60%, 09/01/23	1,590	1,709,638
Sempra Energy 2.90%, 02/01/23	255	267,539

Security	Par (000)	Value

Electric Utilities (continued)
Sempra Energy (continued) 3.75%, 11/15/25	$200	$226,064
Southern California Edison Co. 3.65%, 02/01/50	330	374,818
Series B, 4.88%, 03/01/49	260	343,111
Series C, 4.13%, 03/01/48	370	440,956
Southern Co., 3.25%, 07/01/26	2,400	2,692,283
Tucson Electric Power Co., 1.50%, 08/01/30	190	188,155
Union Electric Co., 4.00%, 04/01/48	500	630,178
Virginia Electric & Power Co. 3.30%, 12/01/49	610	719,775
Series A, 3.80%, 04/01/28	3,300	3,862,058
Series C, 2.75%, 03/15/23	1,250	1,308,710
Wisconsin Electric Power Co., 3.10%, 06/01/25(d)	800	874,165
Wisconsin Power & Light Co., 3.05%, 10/15/27	1,090	1,207,724
Wisconsin Public Service Corp., 3.30%, 09/01/49	85	97,814
Xcel Energy, Inc. 4.00%, 06/15/28	900	1,059,559
3.50%, 12/01/49	50	58,451

		81,518,695

Electrical Equipment — 0.2%
Roper Technologies, Inc. 3.65%, 09/15/23	1,800	1,953,078
3.80%, 12/15/26	1,000	1,155,321

		3,108,399

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.05%, 03/01/25	300	316,921
Keysight Technologies, Inc., 4.60%, 04/06/27	1,225	1,460,071
Xerox Holdings Corp., 5.50%, 08/15/28(b)	700	742,805

		2,519,797

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	600	677,959
Halliburton Co., 5.00%, 11/15/45	140	166,428
National Oilwell Varco, Inc., 3.60%, 12/01/29	99	103,524

		947,911

Environmental, Maintenance, & Security Service — 0.1%
Waste Connections, Inc., 2.60%, 02/01/30	305	328,290
Waste Management, Inc., 2.40%, 05/15/23	1,000	1,044,307

		1,372,597

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp. 3.38%, 10/15/26	110	123,569
3.70%, 10/15/49	190	215,889
Brixmor Operating Partnership LP, 4.05%, 07/01/30	130	149,211
Camden Property Trust, 2.80%, 05/15/30	240	266,534
Crown Castle International Corp., 3.70%, 06/15/26 .	1,000	1,126,894
Equinix, Inc. 2.63%, 11/18/24	900	962,117
3.20%, 11/18/29	9,590	10,527,584
3.00%, 07/15/50	510	516,464
Federal Realty Investment Trust, 3.50%, 06/01/30(d)	210	232,523
Iron Mountain, Inc., 4.50%, 02/15/31(b)(d)	350	366,625
Life Storage LP, 2.20%, 10/15/30	735	750,266

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Omega Healthcare Investors, Inc. 4.95%, 04/01/24	$1,400	$1,524,092
4.50%, 04/01/27	2,010	2,260,782
3.38%, 02/01/31(d)	775	812,450
Public Storage 3.09%, 09/15/27	2,500	2,794,472
3.39%, 05/01/29	1,640	1,876,907
Service Properties Trust, 4.65%, 03/15/24	800	792,000
Simon Property Group LP, 3.50%, 09/01/25	1,065	1,182,696

		26,481,075

Food & Staples Retailing — 0.8%
Costco Wholesale Corp., 1.75%, 04/20/32(d)	3,135	3,258,284
Dollar General Corp. 3.50%, 04/03/30	3,035	3,484,096
4.13%, 04/03/50	1,000	1,265,573
General Mills, Inc., 2.88%, 04/15/30	1,340	1,485,782
Kellogg Co., 2.65%, 12/01/23	918	979,575
Kraft Heinz Foods Co.(b) 4.25%, 03/01/31	1,200	1,338,069
4.88%, 10/01/49	925	1,079,127
McCormick & Co., Inc. 2.70%, 08/15/22	880	911,028
2.50%, 04/15/30	425	455,111
Sysco Corp., 3.30%, 07/15/26	800	889,796

		15,146,441

Food Products — 0.0%
Hershey Co., 2.65%, 06/01/50	105	111,243
Mondelez International, Inc., 2.13%, 04/13/23	470	488,164

		599,407

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, 3.40%, 11/30/23	910	986,699
Baxter International, Inc. 1.70%, 08/15/21	800	805,605
2.60%, 08/15/26	1,702	1,858,146
Becton Dickinson & Co. 3.13%, 11/08/21	800	817,736
2.89%, 06/06/22	490	506,482
Stryker Corp., 2.63%, 03/15/21(d)	245	245,451
Thermo Fisher Scientific, Inc. 4.13%, 03/25/25	275	312,685
2.95%, 09/19/26	400	445,909
4.50%, 03/25/30	120	149,973
4.10%, 08/15/47	1,350	1,810,175
Zimmer Biomet Holdings, Inc., 3.55%, 03/20/30	310	351,039

		8,289,900

Health Care Providers & Services — 1.5%
Aetna, Inc., 2.75%, 11/15/22	1,000	1,037,064
AmerisourceBergen Corp. 3.45%, 12/15/27	1,427	1,626,069
2.80%, 05/15/30	1,855	2,016,775
Anthem, Inc., 3.35%, 12/01/24	1,395	1,537,049
CommonSpirit Health, 3.91%, 10/01/50	339	377,920
DaVita, Inc., 3.75%, 02/15/31(b)(d)	285	289,378
Hackensack Meridian Health, Inc., Series 2020, 2.88%, 09/01/50	58	59,842
HCA, Inc. 5.50%, 06/15/47	2,092	2,794,307
5.25%, 06/15/49	1,630	2,152,898

Security	Par (000)	Value

Health Care Providers & Services (continued)
Humana, Inc. 2.90%, 12/15/22	$915	$956,641
3.85%, 10/01/24	1,000	1,106,736
4.88%, 04/01/30	1,040	1,299,438
4.95%, 10/01/44	1,430	1,927,298
3.95%, 08/15/49	1,105	1,350,835
McKesson Corp., 0.90%, 12/03/25	1,465	1,472,323
Memorial Sloan-Kettering Cancer Center, Series 2020, 2.96%, 01/01/50	46	48,948
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50	87	88,746
Molina Healthcare, Inc., 3.88%, 11/15/30(b)	800	858,000
Sutter Health, Series 20A, 3.36%, 08/15/50(d)	54	58,781
UnitedHealth Group, Inc. 2.38%, 08/15/24	1,035	1,103,204
3.10%, 03/15/26	150	168,098
4.75%, 07/15/45	800	1,125,534
2.90%, 05/15/50	410	453,931
3.13%, 05/15/60(d)	730	847,417
Universal Health Services, Inc., 2.65%, 10/15/30(b)	1,630	1,692,125

		26,449,357

Health Care Technology — 0.0%
Banner Health, Series 2020, 3.18%, 01/01/50(d)	119	131,830

Hotels, Restaurants & Leisure — 0.5%
Choice Hotels International, Inc., 3.70%, 12/01/29	1,065	1,161,553
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	380	436,115
Las Vegas Sands Corp. 3.50%, 08/18/26	2,535	2,712,689
3.90%, 08/08/29	1,460	1,570,146
McDonald’s Corp. 1.45%, 09/01/25	375	388,877
3.70%, 01/30/26	1,000	1,139,088
3.50%, 03/01/27(d)	278	318,149
3.80%, 04/01/28(d)	290	338,993
6.30%, 10/15/37	310	466,816
Starbucks Corp., 3.55%, 08/15/29	1,140	1,326,618

		9,859,044

Household Products — 0.1%
Clorox Co., 3.50%, 12/15/24	800	885,736
Kimberly-Clark Corp. 2.40%, 06/01/23	800	840,454
2.88%, 02/07/50	670	754,908

		2,481,098

Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc., 3.63%, 02/15/31(b)(d)	1,250	1,286,000

Insurance — 1.4%
Aon PLC, 3.88%, 12/15/25	3,400	3,876,201
Athene Holding Ltd., 3.50%, 01/15/31	1,727	1,825,109
Berkshire Hathaway Finance Corp. 1.45%, 10/15/30(d)	1,990	2,015,938
4.20%, 08/15/48	1,045	1,379,958
Berkshire Hathaway, Inc., 3.13%, 03/15/26	355	396,643
Chubb INA Holdings, Inc., 3.35%, 05/15/24	660	720,536
Fidelity National Financial, Inc., 5.50%, 09/01/22	120	129,279
Marsh & McLennan Cos, Inc., 4.75%, 03/15/39	111	149,403
Marsh & McLennan Cos., Inc. 3.30%, 03/14/23	175	185,274
4.20%, 03/01/48	1,715	2,256,150

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Cos., Inc. (continued) 4.90%, 03/15/49	$5,185	$7,516,142
Progressive Corp., 4.13%, 04/15/47	2,320	3,043,318
Willis North America, Inc., 2.95%, 09/15/29	940	1,028,471
Willis Towers Watson PLC, 5.75%, 03/15/21	350	353,524

		24,875,946

Interactive Media & Services — 0.9%
Alphabet, Inc. 2.00%, 08/15/26	800	857,779
2.25%, 08/15/60	335	323,934
Baidu, Inc, 1.72%, 04/09/26(d)	2,035	2,060,564
Baidu, Inc. 4.38%, 03/29/28(d)	3,035	3,493,095
4.88%, 11/14/28	2,500	3,005,258
eBay, Inc., 2.70%, 03/11/30	1,210	1,301,644
JD.com, Inc., 3.38%, 01/14/30	3,950	4,286,049

		15,328,323

Internet & Direct Marketing Retail — 0.5%
Alibaba Group Holding Ltd. 4.50%, 11/28/34	300	369,906
4.00%, 12/06/37	3,200	3,768,584
4.20%, 12/06/47	2,530	3,157,756
JD.com, Inc., 4.13%, 01/14/50	2,350	2,564,438

		9,860,684

Internet Software & Services — 0.0%
Booking Holdings, Inc., 4.63%, 04/13/30	315	391,412

IT Services — 0.7%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(b)	140	144,200
Citrix Systems, Inc. 4.50%, 12/01/27	1,300	1,528,700
3.30%, 03/01/30	2,150	2,375,309
International Business Machines Corp., 4.25%, 05/15/49	330	433,334
j2 Global, Inc., 4.63%, 10/15/30(b)	1,250	1,318,750
Verisk Analytics, Inc. 4.00%, 06/15/25(d)	1,400	1,585,923
4.13%, 03/15/29	3,526	4,237,268
3.63%, 05/15/50	185	215,617

		11,839,101

Machinery — 0.1%
Deere & Co., 2.75%, 04/15/25	215	234,330
Otis Worldwide Corp. 2.57%, 02/15/30	90	96,644
3.11%, 02/15/40	70	76,016
3.36%, 02/15/50(d)	970	1,122,096

		1,529,086

Media — 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.46%, 07/23/22	200	210,849
4.91%, 07/23/25	1,350	1,567,955
5.38%, 04/01/38	1,900	2,372,990
5.38%, 05/01/47	3,220	4,018,900
3.70%, 04/01/51(d)	2,245	2,331,331
3.85%, 04/01/61	255	257,078
Comcast Corp. 3.70%, 04/15/24	1,750	1,925,365
3.38%, 02/15/25	1,590	1,757,943

Security	Par (000)	Value

Media (continued)
Comcast Corp. (continued) 2.35%, 01/15/27(d)	$400	$430,404
4.15%, 10/15/28	200	240,755
2.65%, 02/01/30	125	136,748
4.60%, 10/15/38	1,200	1,581,391
3.25%, 11/01/39	255	289,523
2.65%, 08/15/62	2,140	2,142,371
Fox Corp., 4.03%, 01/25/24	1,040	1,145,397
TEGNA, Inc., 4.75%, 03/15/26(b)	480	512,544
Thomson Reuters Corp. 3.85%, 09/29/24	800	878,487
3.35%, 05/15/26	800	897,437
Time Warner Cable LLC, 4.50%, 09/15/42	700	820,258
WMG Acquisition Corp., 3.00%, 02/15/31(b)	1,030	1,009,400

		24,527,126

Metals & Mining — 0.4%
ArcelorMittal SA, 4.25%, 07/16/29	160	177,217
Freeport-McMoRan, Inc., 5.45%, 03/15/43(d)	400	498,000
Newmont Corp., 2.25%, 10/01/30	4,785	5,035,870
Southern Copper Corp. 3.88%, 04/23/25	922	1,022,844
5.88%, 04/23/45	313	452,089
Vale Overseas Ltd. 6.88%, 11/21/36	395	578,924
6.88%, 11/10/39	57	84,716

		7,849,660

Multi-Utilities — 0.4%
Atmos Energy Corp. 3.00%, 06/15/27	400	442,613
1.50%, 01/15/31(d)	760	759,439
NiSource, Inc. 3.60%, 05/01/30(d)	60	69,430
1.70%, 02/15/31	610	606,948
3.95%, 03/30/48	310	380,804
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	1,500	1,721,911
Southern California Gas Co. 3.15%, 09/15/24	800	874,957
Series TT, 2.60%, 06/15/26	800	869,038
Series XX, 2.55%, 02/01/30	730	790,834
Southwest Gas Corp.(d) 3.70%, 04/01/28	230	263,621
2.20%, 06/15/30	85	89,689
Washington Gas Light Co., 3.65%, 09/15/49	30	36,013

		6,905,297

Oil, Gas & Consumable Fuels — 1.9%
Apache Corp., 4.88%, 11/15/27(d)	825	874,500
Cenovus Energy, Inc., 5.38%, 07/15/25(d)	1,150	1,296,568
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	394	438,626
Cheniere Energy, Inc., 4.63%, 10/15/28(b)(d)	1,250	1,312,500
Chevron Corp. 1.55%, 05/11/25	550	571,989
2.24%, 05/11/30	165	176,865
2.98%, 05/11/40	70	77,495
3.08%, 05/11/50	60	66,977
CNOOC Finance USA LLC, Series 2015, 3.50%, 05/05/25	600	645,375
CNX Resources Corp., 7.25%, 03/14/27(b)(d)	750	802,500
Continental Resources, Inc., 4.38%, 01/15/28(d)	1,200	1,230,240

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP, 5.00%, 05/15/50	$450	$487,302
Equinor ASA 2.75%, 11/10/21	2,480	2,529,944
3.25%, 11/10/24(d)	400	440,740
3.25%, 11/18/49	500	555,651
Exxon Mobil Corp. 3.18%, 03/15/24	800	862,887
2.99%, 03/19/25	2,170	2,375,075
MPLX LP 4.50%, 04/15/38	125	142,977
5.20%, 03/01/47	70	85,153
4.70%, 04/15/48	105	124,517
5.50%, 02/15/49	105	138,265
Noble Energy, Inc., 5.25%, 11/15/43	530	761,318
Occidental Petroleum Corp. 8.50%, 07/15/27(d)	630	727,051
8.88%, 07/15/30	975	1,144,406
ONEOK Partners LP 3.38%, 10/01/22	1,000	1,040,785
4.90%, 03/15/25	2,000	2,274,755
6.13%, 02/01/41	75	90,125
ONEOK, Inc. 2.75%, 09/01/24	1,475	1,556,329
4.45%, 09/01/49	330	347,099
7.15%, 01/15/51(d)	330	455,746
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)	750	780,090
Sabine Pass Liquefaction LLC 4.20%, 03/15/28	1,887	2,163,706
4.50%, 05/15/30(b)	2,563	3,037,866
Southwestern Energy Co., 8.38%, 09/15/28(d)	140	151,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30	1,100	1,194,270
TransCanada PipeLines Ltd., 3.75%, 10/16/23	800	864,509
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50	95	107,453
Western Midstream Operating LP, 5.05%, 02/01/30.	1,150	1,287,781
Williams Cos., Inc., 5.10%, 09/15/45	920	1,137,080

		34,358,415

Personal Products — 0.0%
Unilever Capital Corp., 2.00%, 07/28/26	800	853,145

Pharmaceuticals — 2.1%
AbbVie, Inc. 2.60%, 11/21/24	3,520	3,772,721
3.20%, 11/21/29	2,265	2,538,376
4.05%, 11/21/39	890	1,077,100
4.25%, 11/21/49	320	401,223
AstraZeneca PLC 3.50%, 08/17/23	1,200	1,292,632
3.13%, 06/12/27	1,490	1,676,273
Bristol-Myers Squibb Co. 3.25%, 11/01/23(d)	400	433,711
3.45%, 11/15/27	557	642,517
Cigna Corp., 3.75%, 07/15/23	818	884,315
CVS Health Corp. 3.35%, 03/09/21	2,492	2,505,665
3.00%, 08/15/26	75	82,988
4.78%, 03/25/38	1,050	1,330,330
Eli Lilly & Co., 2.75%, 06/01/25(d)	378	411,421

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc., 4.20%, 03/18/43(d)	$253	$327,270
Johnson & Johnson 2.95%, 03/03/27	2,530	2,847,227
3.70%, 03/01/46	1,329	1,694,853
2.25%, 09/01/50	320	321,431
2.45%, 09/01/60	250	260,049
Merck & Co., Inc. 2.75%, 02/10/25	800	869,054
0.75%, 02/24/26	5,085	5,142,426
4.00%, 03/07/49	330	435,543
Novartis Capital Corp. 3.10%, 05/17/27	1,620	1,820,253
2.75%, 08/14/50	1,086	1,190,111
Pfizer, Inc., 7.20%, 03/15/39	80	138,293
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	1,800	1,852,044
Viatris, Inc., 1.65%, 06/22/25(b)	180	186,173
Zoetis, Inc. 3.00%, 09/12/27	1,800	2,014,177
3.90%, 08/20/28	5	5,891
3.00%, 05/15/50	1,130	1,245,831

		37,399,898

Producer Durables: Miscellaneous — 0.3%
Oracle Corp. 2.50%, 04/01/25	4,025	4,325,903
2.95%, 05/15/25	800	878,609

		5,204,512

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25	800	876,766
3.05%, 02/15/51	990	1,127,465
CSX Corp. 3.40%, 08/01/24	800	873,947
2.60%, 11/01/26	800	874,707
Union Pacific Corp. 2.75%, 04/15/23	1,590	1,664,521
3.25%, 08/15/25(d)	400	443,081

		5,860,487

Semiconductors & Semiconductor Equipment — 1.2%
Analog Devices, Inc., 2.95%, 04/01/25	225	245,575
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/25	540	583,083
Broadcom, Inc. 3.15%, 11/15/25	850	928,159
4.25%, 04/15/26	1,120	1,282,665
4.15%, 11/15/30	2,105	2,437,089
4.30%, 11/15/32	3,395	4,024,735
Flex Ltd., 3.75%, 02/01/26	230	255,875
Honeywell International, Inc., 2.30%, 08/15/24	1,050	1,118,908
Intel Corp. 3.30%, 10/01/21	560	572,432
3.40%, 03/25/25	4,490	4,993,176
Maxim Integrated Products, Inc., 3.38%, 03/15/23	1,000	1,052,745
Micron Technology, Inc. 2.50%, 04/24/23	940	979,497
4.19%, 02/15/27	280	327,756
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(b)	190	204,497
ON Semiconductor Corp., 3.88%, 09/01/28(b)(d)	1,500	1,552,500

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc., 3.38%, 04/01/31(b)	$250	$258,125
Sensata Technologies, Inc., 4.38%, 02/15/30(b)(d)	800	861,000
Texas Instruments, Inc., 1.75%, 05/04/30	730	757,067

		22,434,884

Software — 0.8%
Activision Blizzard, Inc. 1.35%, 09/15/30	365	358,327
2.50%, 09/15/50	645	630,421
Intuit, Inc. 0.95%, 07/15/25(d)	405	410,084
1.35%, 07/15/27	1,410	1,442,643
1.65%, 07/15/30	1,415	1,452,926
Microsoft Corp., 2.70%, 02/12/25(d)	800	869,073
ServiceNow, Inc., 1.40%, 09/01/30	5,872	5,728,355
VMware, Inc., 2.95%, 08/21/22	3,800	3,941,942

		14,833,771

Specialty Retail — 0.1%
QVC, Inc., 4.38%, 09/01/28	1,700	1,761,455

Technology Hardware, Storage & Peripherals — 1.0%
Adobe, Inc. 1.90%, 02/01/25	745	787,834
2.15%, 02/01/27	2,090	2,242,707
Apple, Inc. 1.80%, 09/11/24	940	986,486
3.00%, 06/20/27	925	1,036,180
Dell International LLC/EMC Corp.(b) 5.85%, 07/15/25	230	276,188
8.10%, 07/15/36	235	347,537
8.35%, 07/15/46	2,960	4,477,939
Hewlett Packard Enterprise Co., 4.45%, 10/02/23	3,690	4,059,311
HP, Inc. 2.20%, 06/17/25	1,030	1,090,501
3.00%, 06/17/27	1,250	1,379,259
3.40%, 06/17/30(d)	365	406,192
NetApp, Inc., 2.38%, 06/22/27	165	176,365

		17,266,499

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. 2.40%, 03/27/25	245	264,035
3.25%, 03/27/40	2,075	2,413,613
Ralph Lauren Corp., 1.70%, 06/15/22	1,305	1,328,740
VF Corp., 2.05%, 04/23/22	4,725	4,826,493

		8,832,881

Tobacco — 0.7%
Altria Group, Inc. 3.49%, 02/14/22	570	589,584
4.80%, 02/14/29	1,500	1,797,145
5.80%, 02/14/39	1,127	1,484,905
4.45%, 05/06/50	215	254,179
BAT Capital Corp. 4.39%, 08/15/37	670	752,621
3.73%, 09/25/40	165	172,102
Philip Morris International, Inc. 2.50%, 08/22/22	500	518,183
0.88%, 05/01/26	2,670	2,681,093
2.10%, 05/01/30	1,220	1,272,395

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued) 6.38%, 05/16/38	$2,010	$3,066,760
Reynolds American, Inc., 5.85%, 08/15/45	420	537,075

		13,126,042

Utilities — 0.2%
American Water Capital Corp., 2.80%, 05/01/30(d)	270	298,048
Essential Utilities, Inc. 3.57%, 05/01/29	1,030	1,183,060
2.70%, 04/15/30	380	411,954
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)(d)	1,250	1,325,000

		3,218,062

Wireless Telecommunication Services — 1.3%
American Tower Corp., 1.30%, 09/15/25	680	694,334
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,270	1,363,069
Crown Castle International Corp. 5.25%, 01/15/23	1,000	1,094,253
3.20%, 09/01/24	1,625	1,765,448
1.35%, 07/15/25	2,205	2,250,819
GLP Capital LP/GLP Financing II, Inc. 5.75%, 06/01/28(d)	1,145	1,356,207
5.30%, 01/15/29	2,545	2,944,438
4.00%, 01/15/31	4,068	4,439,083
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)	311	314,176
T-Mobile USA, Inc.(b) 3.50%, 04/15/25	25	27,624
3.75%, 04/15/27	90	102,492
3.88%, 04/15/30	510	590,682
4.38%, 04/15/40	2,345	2,861,768
3.00%, 02/15/41	310	321,383
4.50%, 04/15/50	2,330	2,873,787
3.30%, 02/15/51	220	226,343
3.60%, 11/15/60	170	180,445
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(b)	500	527,815

		23,934,166

Total Corporate Bonds — 46.7% (Cost: $786,143,038)		842,087,715

Foreign Agency Obligations

Indonesia — 0.0%
Indonesia Government International Bond, 4.75%, 07/18/47(b)	500	625,469

Israel — 0.0%
State of Israel, 3.38%, 01/15/50	390	430,463

Mexico — 0.2%
Mexico Government International Bond 4.15%, 03/28/27	1,145	1,325,338
6.05%, 01/11/40	100	134,031
4.50%, 01/31/50	590	689,931
3.77%, 05/24/61	735	764,216

		2,913,516

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay — 0.1%
Uruguay Government International Bond 5.10%, 06/18/50(d)	$1,200	$1,679,250
4.98%, 04/20/55	50	69,437

		1,748,687

Total Foreign Agency Obligations — 0.3% (Cost: $4,801,807)		5,718,135

Municipal Bonds

California — 0.4%
Bay Area Toll Authority, RB, Series F-2, 6.26%, 04/01/49(d)	500	863,205
Bay Area Toll Authority, RB, BAB, Series S-1, 6.92%, 04/01/40	50	78,060
California State University, Refunding RB, Series B, 2.98%, 11/01/51	995	1,087,177
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.01%, 05/15/50(d)	320	343,261
Series N, 3.26%, 05/15/60	230	258,156
Series N, 3.71%, 05/15/20	85	91,216
State of California, GO, BAB(d) 7.55%, 04/01/39	1,025	1,805,230
7.60%, 11/01/40	500	909,495
State of California, Refunding GO, 3.50%, 04/01/28	500	584,515
University of California, RB, Series AD, 4.86%, 05/15/12	165	236,310
University of California, Refunding RB, Series J, 4.13%, 05/15/45	150	183,558

		6,440,183

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	200	214,120

Florida — 0.0%
State Board of Administration Finance Corp., RB, Series A, 2.15%, 07/01/30	119	124,981

Illinois — 0.0%
Chicago O’Hare International Airport, ARB,
Series C, Senior Lien, 4.47%, 01/01/49	310	380,100
State of Illinois, GO, 5.10%, 06/01/33(d)	255	272,376

		652,476

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Refunding RB
Series D, 3.05%, 07/01/40(d)	115	119,219
Series D, 3.20%, 07/01/50	80	82,501

		201,720

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	545	582,071

New Jersey — 0.1%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	550	898,777

Security	Par (000)	Value

New York — 0.2%
Metropolitan Transportation Authority, RB, 6.81%, 11/15/40	$355	$462,924
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.51%, 08/01/37	110	151,304
New York City Water & Sewer System, Refunding RB, 5.88%, 06/15/44(d)	500	803,880
New York State Dormitory Authority, Refunding RB, Series B, 3.14%, 07/01/43(d)	255	268,331
Port Authority of New York & New Jersey, ARB 210th Series, 4.03%, 09/01/48(d)	1,000	1,214,130
Consolidated, 192nd Series, 4.81%, 10/15/65	50	69,462
Port Authority of New York & New Jersey, RB, 191th Series, 4.82%, 06/01/45	200	226,502

		3,196,533

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB,
Series D, 2.84%, 09/01/50	80	83,710

Texas — 0.1%
Board of Regents of the University of Texas System, Refunding RB, Series B, 2.44%, 08/15/49	405	403,165
Grand Parkway Transportation Corp., Refunding RB, 3.24%, 10/01/52	400	415,904
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	690	868,648
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44	465	466,297

		2,154,014

Total Municipal Bonds — 0.8% (Cost: $13,164,985)		14,548,585

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.9%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 1.74%, 10/25/34(a)	35	35,471
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 02/25/21	2	2,475
Citigroup Mortgage Loan Trust(a)(b)
Series 2013-A, Class A, 3.00%, 05/25/42	9	8,622
Series 2014-A, Class A, 4.00%, 01/25/35	60	63,637
Connecticut Avenue Securities Trust(a)(b)
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.55%, 04/25/31	7,537	7,530,920
Series 2019-R01, Class 2ED2, 1.30%, 07/25/31 ..	4,861	4,736,527
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 2.60%, 07/25/31	5,395	5,392,029
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.45%, 08/25/31	7,542	7,532,159
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.30%, 09/25/31	4,687	4,681,316
Series 2019-R05, Class 1J1, 3.12%, 07/25/39	3,333	3,286,889
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.15%, 07/25/39	6,151	6,145,380
Series 2019-R06, Class 2ED2, (1 mo. LIBOR US + 1.00%), 1.15%, 09/25/39	5,955	5,667,470
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.25%, 09/25/39	8,533	8,517,696

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a)(b) (continued)
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 2.25%, 10/25/39	$4,474	$4,458,960
Series 2020-R01, Class 1M1, (1 mo. LIBOR US + 0.80%), 0.95%, 01/25/40	3,672	3,675,099
Series 2020-R02, Class 2M1, (1 mo. LIBOR US + 0.75%), 0.90%, 01/25/40	3,214	3,214,184
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19	7	6,023
Fannie Mae Connecticut Avenue Securities(a)
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.20%), 2.35%, 01/25/30	2,079	2,075,910
Series 2018-C01, Class 1EA1, 0.60%, 07/25/30	1,089	1,055,551
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA5, Class M1, (SOFRRATE + 1.30%), 1.38%, 10/25/50	310	310,604
Series 2020-DNA6, Class M1, (SOFRRATE + 0.90%) , 0.98%, 12/25/50	5,570	5,570,876
Freddie Mac Structured Agency Credit Risk Debt Notes(a)
Series 2016-DNA1, Class M3, (1 mo. LIBOR US + 5.55%), 5.70%, 07/25/28	1,750	1,825,758
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.25%), 3.40%, 07/25/29	1,000	1,023,471
Series 2017-DNA2, Class M1, (1 mo. LIBOR US + 1.20%), 1.35%, 10/25/29	255	255,476
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 3.60%, 10/25/29	1,370	1,414,917
Series 2017-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 03/25/30	258	258,408
Series 2020-HQA5, Class M1, (SOFRRATE + 1.10%), 1.18%, 11/25/50(b)	2,835	2,841,502
STACR Trust(a)(b)
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 09/25/48	17	17,006
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 1.80%, 04/25/43	4,865	4,785,877
Series 2018-HRP1, Class M2B, (1 mo. LIBOR US + 1.65%), 1.80%, 04/25/43	1,685	1,662,703
Series 2018-HRP2, Class M2, (1 mo. LIBOR US + 1.25%), 1.40%, 02/25/47	1,592	1,589,388

		89,642,304

Commercial Mortgage-Backed Securities — 4.1%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.36%, 09/15/48(a)	360	368,682
Bank
Series 2019-BN23, Class A3, 2.92%, 12/15/52	2,230	2,481,006
Series 2020-BN28, Class A4, 1.84%, 03/15/63	2,100	2,148,513
Series 2020-BN29, Class A4, 2.00%, 11/15/53	1,740	1,802,515
Barclays Commercial Mortgage Trust, Series 2019- C4, Class A5, 2.92%, 08/15/52	1,400	1,552,859
BBCMS Mortgage Trust, Series 2020-C8, Class A5, 2.04%, 10/15/53	2,970	3,087,084
Benchmark Mortgage Trust
Series 2019-B15, Class A5, 2.93%, 12/15/72	2,050	2,274,902
Series 2020-B19, Class A5, 1.85%, 09/15/53	4,550	4,669,059

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B20, Class A5, 2.03%, 10/15/53	$3,190	$3,320,636
Series 2020-B21, Class A5, 1.98%, 12/17/53	3,020	3,121,094
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.48%, 10/15/49	25	21,781
Series 2016-GC36, Class A5, 3.62%, 02/10/49	550	618,138
Series 2017-P8, Class AS, 3.79%, 09/15/50(a)	2,090	2,375,419
COMM Mortgage Trust, Series 2015-CR22, Class A2, 2.86%, 03/10/48	1,717	1,716,870
Commercial Mortgage Trust
Series 2012-CR3, Class AM, 3.42%, 10/15/45(b)	1,680	1,703,868
Series 2013-CR11, Class B, 5.11%, 08/10/50(a)	380	412,911
Series 2013-LC6, Class AM, 3.28%, 01/10/46	400	416,074
Series 2014-CR17, Class A5, 3.98%, 05/10/47	670	738,732
DBJPM Mortgage Trust, Series 2016-C1, Class B, 4.20%, 05/10/49(a)	330	347,242
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)	150	164,942
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49(a)(e)(f)	18	8,553
GS Mortgage Securities Trust Series 2012-GCJ7, Class AS, 4.09%, 05/10/45	280	288,760
Series 2013-GC13, Class A5, 4.05%, 07/10/46(a)	170	181,899
Series 2014-GC20, Class A5, 4.00%, 04/10/47	730	794,588
Series 2015-GC30, Class B, 4.03%, 05/10/50(a)	300	319,781
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	2,264,526
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46(a)	430	463,490
Series 2013-C17, Class A3, 3.93%, 01/15/47	1,224	1,299,779
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	2,395,617
Series 2015-C30, Class A5, 3.82%, 07/15/48	1,780	2,009,887
Series 2015-C33, Class A4, 3.77%, 12/15/48	2,360	2,673,836
Series 2016-C1, Class A5, 3.58%, 03/15/49	810	911,663
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB16, Class B, 5.67%, 05/12/45(a)	210	10,823
Series 2011-C5, Class A3, 4.17%, 08/15/46	53	53,154
Series 2012-CBX, Class AS, 4.27%, 06/15/45	350	364,302
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A4, 4.04%, 11/15/46	460	500,064
Series 2013-C9, Class A4, 3.10%, 05/15/46	2,270	2,381,000
Morgan Stanley Capital I Trust
Series 2012-C4, Class A4, 3.24%, 03/15/45	680	690,584
Series 2015-MS1, Class A4, 3.78%, 05/15/48(a)	550	615,012
Series 2015-UBS8, Class A3, 3.54%, 12/15/48	3,010	3,256,197
Series 2019-L3, Class AS, 3.49%, 11/15/52	970	1,079,947
Series 2020-L4, Class A3, 2.70%, 02/15/53	3,070	3,352,451
Wells Fargo Commercial Mortgage Trust 2.09%, 07/15/53	2,430	2,531,763
Series 2014-LC18, Class AS, 3.81%, 12/15/47	510	561,268
Series 2015-C26, Class AS, 3.58%, 02/15/48	1,380	1,490,271
Series 2018-C46, Class AS, 4.38%, 08/15/51	2,670	3,148,200
Series 2020-C56, Class A5, 2.45%, 06/15/53	2,880	3,092,586
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class AS, 3.24%, 12/15/45	460	456,619

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust (continued)
Series 2012-C8, Class AS, 3.66%, 08/15/45	$640	$663,182
Series 2013-C18, Class A5, 4.16%, 12/15/46(a)	620	679,325
Series 2014-C23, Class A4, 3.65%, 10/15/57	301	329,803
Series 2014-C23, Class AS, 4.21%, 10/15/57(a)	1,140	1,258,226

		73,469,483

Total Non-Agency Mortgage-Backed Securities — 9.0% (Cost: $161,920,357)		163,111,787

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.0%
Philippine Government International Bond, 2.65%, 12/10/45	200	201,500

Collateralized Mortgage Obligations(a) — 5.8%
Connecticut Avenue Securities Trust, Series 2019- R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.25%, 06/25/39(b)	8,095	8,076,921
Fannie Mae Connecticut Avenue Securities
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.25%), 4.40%, 01/25/29	3,167	3,296,811
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 4.60%, 01/25/29	301	313,654
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 3.70%, 07/25/29	257	259,223
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.15%, 10/25/29	4,848	4,902,290
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 2.35%, 01/25/30	443	444,793
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 2.80%, 02/25/30	194	194,852
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.65%, 05/25/30	2,995	2,992,582
Series 2018-C02, Class 2ED2, 1.05%, 08/25/30	5,797	5,685,430
Freddie Mac STACR Trust(b)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 2.45%, 10/25/48	8,400	8,315,026
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 2.60%, 03/25/49	1,639	1,634,460
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 2.10%, 10/25/49	8,734	8,719,966
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 1.10%, 11/25/48	2,462	2,459,314
Series 2019-HQA1, Class M2, (1 mo. LIBOR US + 2.35%), 2.50%, 02/25/49	7,538	7,518,247
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 2.20%, 04/25/49	1,280	1,262,088
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 2.00%, 09/25/49	5,211	5,145,335
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 2.20%, 11/25/49	9,908	9,878,495
Series 2020-DNA1, Class M1, (1 mo. LIBOR US + 0.70%), 0.85%, 01/25/50	831	831,826
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.85%, 01/25/50	6,930	6,877,867
Series 2020-DNA2, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 02/25/50	3,598	3,601,524

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust(b) (continued)
Series 2020-DNA4, Class M1, (1 mo. LIBOR US + 1.50%), 1.65%, 08/25/50	$5,054	$5,063,630
Series 2020-HQA1, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 01/25/50	769	769,093
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 2.05%, 01/25/50	8,170	8,131,599
Series 2020-HQA3, Class M1, (1 mo. LIBOR US + 1.55%), 1.70%, 07/25/50	5,832	5,837,413
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 4.80%, 10/25/28	1,743	1,813,463
Series 2016-HQA3, Class M2, (1 mo. LIBOR US + 1.35%), 1.50%, 03/25/29	17	17,143

		104,043,045

Mortgage-Backed Securities — 37.6%
Fannie Mae
Series 2012-M13, Class A2, 2.38%, 05/25/22	2,231	2,277,992
Series 2012-M5, Class A2, 2.72%, 02/25/22	1,118	1,134,515
Series 2012-M9, Class A2, 2.48%, 04/25/22	3,413	3,471,853
Series 2013-M3, Class A2, 2.51%, 11/25/22(a)	3,572	3,664,451
Series 2016-M13, Class A2, 2.48%, 09/25/26(a)	800	870,621
Series 2018-M1, Class A2, 2.98%, 12/25/27(a)	1,590	1,779,318
Series 2018-M7, Class A2, 3.05%, 03/25/28(a)	1,590	1,813,546
Series 2020-M42, Class A2, 1.27%, 07/25/30	4,980	5,006,979
Federal National Mortgage Association, 3.50%, 01/25/24(a)	1,812	1,956,779
Freddie Mac
Series K020, Class A2, 2.37%, 05/25/22	7,960	8,142,433
Series K031, Class A2, 3.30%, 04/25/23(a)	281	298,671
Series K055, Class A2, 2.67%, 03/25/26	1,590	1,745,053
Series K060, Class A2, 3.30%, 10/25/26	1,190	1,354,664
Series K061, Class A2, 3.35%, 11/25/26(a)	1,590	1,814,984
Series K064, Class A2, 3.22%, 03/25/27	2,790	3,179,468
Series K072, Class A2, 3.44%, 12/25/27	1,190	1,383,061
Series K073, Class A2, 3.35%, 01/25/28	1,610	1,862,655
Series K076, Class A2, 3.90%, 04/25/28	2,390	2,856,835
Series K115, Class A2, 1.38%, 06/25/30	4,940	5,031,886
Freddie Mac Multifamily Structured Pass Through Certificates
Series K090, Class A2, 3.42%, 02/25/29	2,935	3,448,337
Series K106, Class A2, 2.07%, 01/25/30	4,510	4,857,843
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, Class A2, 2.68%, 10/25/22	3,980	4,115,472
Ginnie Mae Mortgage-Backed Securities
6.50%, 06/15/28 - 07/15/38	76	87,648
7.50%, 08/20/30	3	3,521
6.00%, 01/15/32 - 10/20/38	195	226,233
5.00%, 11/20/33 - 01/21/51(g)	2,650	2,978,150
5.50%, 06/15/34 - 04/20/48	641	746,143
4.50%, 03/15/39 - 01/21/51(g)	7,509	8,145,141
4.00%, 09/15/40 - 09/15/49	16,195	17,523,354
3.50%, 01/15/41 - 01/21/51(g)	26,114	28,230,023
3.00%, 01/20/43 - 01/21/51(g)	30,751	32,367,321
2.50%, 12/20/46 - 01/21/51(g)	14,021	14,849,674
2.00%, 01/21/51(g)	1,000	1,045,742

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association
3.00%, 09/20/49 - 01/20/50	$2,209		$2,315,677
2.50%, 12/20/50	1,371		1,452,612
Uniform Mortgage-Backed Securities
6.50%, 05/01/21 - 08/01/36	995	(h)	1,154,935
6.00%, 07/01/21 - 09/01/38	1,180		1,388,025
4.50%, 04/01/23 - 01/14/51(g)	17,930		19,646,989
5.00%, 07/01/23 - 04/01/49	5,795		6,572,813
4.00%, 06/01/24 - 02/01/57(g)	40,414		43,857,566
3.50%, 04/01/26 - 11/01/51(g)	70,753		75,793,669
3.00%, 12/01/26 - 01/14/51(g)	83,266		87,581,848
2.50%, 02/01/27 - 02/12/51(g)	74,235		78,454,528
7.50%, 09/01/29 - 12/01/30	4		4,205
7.00%, 01/01/32 - 06/01/32	21		25,108
5.50%, 10/01/32 - 01/01/47	3,936	(h)	4,591,596
2.00%, 12/01/35 - 02/12/51(g)	170,700		177,362,577
1.50%, 01/16/36 - 01/14/51(g)	9,200		9,366,670
(1 year CMT + 2.34%), 3.84%, 04/01/32(a)	26		26,596
(11th District Cost of Funds + 1.25%), 1.77%, 11/01/27(a)	70		70,215
(11th District Cost of Funds + 1.25%), 1.79%, 09/01/34(a)	129		129,478
(12 mo. LIBOR US + 1.38%), 3.38%, 04/01/35(a)	51		50,896
(12 mo. LIBOR US + 1.50%), 2.37%, 06/01/43(a)	2		2,416
(12 mo. LIBOR US + 1.53%), 3.28%, 04/01/43(a)	—	(h)	465
(12 mo. LIBOR US + 1.53%), 2.84%, 05/01/43(a)	29		29,713
(12 mo. LIBOR US + 1.54%), 2.43%, 06/01/43(a)	58		59,886
(12 mo. LIBOR US + 1.60%), 2.34%, 08/01/43(a)	24		24,428
(12 mo. LIBOR US + 1.65%), 2.44%, 05/01/43(a)	77		79,657
(12 mo. LIBOR US + 1.71%), 3.46%, 04/01/40(a)	3		3,199
(12 mo. LIBOR US + 1.75%), 3.54%, 04/01/38(a)	94		95,826
(12 mo. LIBOR US + 1.75%), 3.75%, 02/01/40(a)	42		43,929
(12 mo. LIBOR US + 1.75%), 2.56%, 08/01/41(a)	29		30,338
(12 mo. LIBOR US + 1.77%), 2.69%, 01/01/42(a)	13		13,880
(12 mo. LIBOR US + 1.78%), 2.66%, 08/01/41(a)	27		27,921
(12 mo. LIBOR US + 1.79%), 2.67%, 09/01/32(a)	2		2,329
(12 mo. LIBOR US + 1.81%), 3.81%, 02/01/42(a)	1		1,211
(12 mo. LIBOR US + 1.82%), 2.32%, 09/01/41(a)	30		31,631
(12 mo. LIBOR US + 1.89%), 2.75%, 07/01/41(a)	25		25,555
(12 mo. LIBOR US + 1.90%), 3.30%, 01/01/42(a)	1		1,033

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
(6 mo. LIBOR US + 1.04%), 1.29%, 05/01/33(a)	$4	$3,674
(6 mo. LIBOR US + 1.36%), 2.07%, 10/01/32(a)	13	13,368

		678,606,828

Total U.S. Government Sponsored Agency Securities — 43.4% (Cost: $765,942,586)		782,851,373

Total Long-Term Investments — 111.4% (Cost: $1,930,566,904)		2,010,380,060

	Shares

Short-Term Securities

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(i)(j)(k)	104,899,821	104,962,761
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(i)(j)	100,000	100,000

Total Short-Term Securities — 5.8% (Cost: $105,040,251)		105,062,761

Total Investments Before TBA Sale Commitments — 117.2% (Cost: $2,035,607,155)		2,115,442,821

	Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (2.3)%
Uniform Mortgage-Backed Securities(g)
2.00%, 01/16/36 - 01/14/51	$(30,850)	(32,055,828)
2.50%, 01/14/51	(4,450)	(4,690,926)
3.50%, 01/14/51	(4,489)	(4,745,013)

Total TBA Sale Commitments — (2.3)% (Proceeds: $(41,325,417))		(41,491,767)

Total Investments, Net of TBA Sale Commitments — 114.9% (Cost: $1,994,281,738)		2,073,951,054

Liabilities in Excess of Other Assets — (14.9)%		(268,583,037)

Net Assets — 100.0%		$1,805,368,017

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Represents or includes a TBA transaction.
(h)	Amount is less than 500.
(i)	Affiliate of the Master Portfolio.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$180,110,053	$—	$(75,305,751	)(a)	$147,720	$10,739	$104,962,761	104,899,821	$916,498	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	1,193		—

					$147,720	$10,739	$105,062,761		$917,691		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year Australian T-Bond	828	03/15/21	$ 93,984	$186,244
10-Year U.S. Treasury Note	300	03/22/21	41,423	64,899
U.S. Long Bond	57	03/22/21	9,872	78,805
U.S. Ultra Bond	357	03/22/21	76,242	(1,065,512)
2-Year U.S. Treasury Notes	249	03/31/21	55,023	47,583
5-Year U.S. Treasury Notes	2,334	03/31/21	294,467	641,615

				(46,366)

Short Contracts
Euro BTP Futures	12	03/08/21	2,228	(2,278)
Euro Bund Futures	313	03/08/21	67,925	(151,424)
German Euro OAT Futures	50	03/08/21	10,253	(7,815)
10-Year Canada Bond	322	03/22/21	37,717	(207,756)
10-Year U.S. Ultra Long Treasury Note	370	03/22/21	57,853	188,598
Long Gilt Bond Future	92	03/29/21	17,052	(133,997)

				(314,672)

				$(361,038)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,180,771	EUR	970,000	Bank of New York Mellon Corp.	03/17/21	$(6,156)
USD	93,871	GBP	70,000	Bank of New York Mellon Corp.	03/17/21	(1,897)

						$(8,053)

Centrally Cleared Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value

(0.52%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/08/21	(a)	03/08/23	EUR	114,580	$3,316	$(9,371)	$12,687
0.11%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/08/23	GBP	5,990	(10,402)	243	(10,645)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
0.12%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/08/23	GBP	459,160	$(870,906)	$(5,949)	$(864,957)
0.27%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/08/21	(a)	03/08/23	USD	169,960	(287,411)	(6,540)	(280,871)
0.18%	Annual	6-Month LIBOR, 0.26%	Annual	N/A		10/20/25	USD	2,500	7,672	—	7,672
6-Month LIBOR, 0.26%	Annual	0.18%	Annual	N/A		10/20/25	USD	2,500	(5,389)	—	(5,389)
(0.44%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/08/21	(a)	03/09/26	EUR	156,810	(132,397)	(20,256)	(112,141)
6-Month GBP LIBOR, 0.30%	Semi-Annual	0.28%	Semi-Annual	03/08/21	(a)	03/09/26	GBP	57,400	298,973	136,343	162,630
6-Month GBP LIBOR, 0.30%	Semi-Annual	0.29%	Semi-Annual	03/08/21	(a)	03/09/26	GBP	384,300	2,241,503	(17,432)	2,258,935
6-Month GBP LIBOR, 0.30%	Semi-Annual	0.29%	Semi-Annual	03/08/21	(a)	03/09/26	GBP	5,010	28,656	(5,419)	34,075
3-Month LIBOR, 0.24%	Quarterly	0.50%	Semi-Annual	03/08/21	(a)	03/09/26	USD	41,150	85,604	(2,531)	88,135
0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/08/21	(a)	03/09/26	USD	80,440	(198,128)	(54,020)	(144,108)
1-Month MXIBOR, 4.48%	Semi-Annual	5.09%	Semi-Annual	03/17/21	(a)	03/11/26	MXN	25,570	18,663	23	18,640
(0.47%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,160	1,969	52	1,917
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,900	(872)	46	(918)
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,190	(583)	30	(613)
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,870	(1,674)	72	(1,746)
(0.44%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,560	(1,639)	38	(1,677)
(0.44%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,060	(2,549)	50	(2,599)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,620	(4,058)	63	(4,121)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,610	(2,293)	39	(2,332)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,830	(2,379)	44	(2,423)
(0.42%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,160	(2,880)	29	(2,909)
0.10%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	15,730	5,121	38	5,083
0.11%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	12,170	2,921	29	2,892
0.12%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	29,280	5,416	69	5,347
0.12%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	14,230	2,893	34	2,859
0.12%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	13,000	2,960	31	2,929
0.14%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	14,590	1,093	550	543
0.14%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	12,770	1,269	30	1,239
0.16%	Annual	3-Month STIBOR, 0.00%	Quarterly	03/17/21	(a)	03/17/26	SEK	18,580	(821)	44	(865)
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,020	(910)	53	(963)
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,100	(985)	30	(1,015)
0.23%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,240	(1,705)	33	(1,738)
0.24%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	980	(1,817)	26	(1,843)
0.25%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,280	(6,803)	63	(6,866)
0.26%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,100	(3,734)	30	(3,764)
0.27%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,070	(8,334)	(409)	(7,925)
0.28%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,090	(5,379)	30	(5,409)
0.28%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,280	(6,361)	35	(6,396)
0.29%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	3,640	(20,456)	99	(20,555)
0.29%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,280	(7,346)	1,862	(9,208)
0.30%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,510	(9,934)	41	(9,975)
0.31%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,910	(12,761)	51	(12,812)
0.31%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,100	(7,651)	30	(7,681)
6-Month BBR, 0.76%	Semi-Annual	0.35%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,070	(6,220)	31	(6,251)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	758	(1,725)	11	(1,736)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,472	(3,235)	22	(3,257)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,950	(3,874)	29	(3,903)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,070	(2,085)	16	(2,101)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,040	(5,281)	45	(5,326)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	990	(1,681)	15	(1,696)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,070	(1,756)	16	(1,772)
6-Month BBR, 0.76%	Semi-Annual	0.39%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,150	(1,512)	17	(1,529)
6-Month BBR, 0.76%	Semi-Annual	0.39%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,150	(1,688)	17	(1,705)
6-Month BBR, 0.76%	Semi-Annual	0.41%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,880	(1,207)	28	(1,235)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,830	(648)	27	(675)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,000	(631)	30	(661)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,880	(702)	59	(761)
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,590	675	39	636
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,410	352	37	315
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,490	937	38	899
6-Month BBR, 0.76%	Semi-Annual	0.44%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,890	1,643	44	1,599

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

6-Month BBR, 0.76%	Semi-Annual	0.45%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,950	$1,745	$30	$1,715
0.47%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	1,310	(565)	27	(592)
0.47%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,080	(950)	42	(992)
0.48%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,980	(3,140)	61	(3,201)
0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,130	(4,734)	43	(4,777)
0.51%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	1,540	(3,653)	31	(3,684)
0.51%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,910	(3,330)	40	(3,370)
0.52%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,240	(6,928)	46	(6,974)
3-Month HIBOR, 0.35%	Quarterly	0.53%	Quarterly	03/17/21	(a)	03/17/26	HKD	18,830	2,698	50	2,648
0.53%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,775	(3,442)	24	(3,466)
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,775	(4,315)	24	(4,339)
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,340	(5,600)	32	(5,632)
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,677	(4,330)	23	(4,353)
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	943	(2,703)	13	(2,716)
0.56%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,060	(6,488)	28	(6,516)
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	15,240	5,852	40	5,812
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	14,930	5,253	39	5,214
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	10,000	3,679	26	3,653
3-Month HIBOR, 0.35%	Quarterly	0.58%	Quarterly	03/17/21	(a)	03/17/26	HKD	14,910	6,682	39	6,643
0.59%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	3,985	(17,226)	53	(17,279)
0.60%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	783	(3,726)	11	(3,737)
0.61%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,567	(7,750)	22	(7,772)
6-Month WIBOR, 0.15%	Semi-Annual	0.77%	Annual	03/17/21	(a)	03/17/26	PLN	7,520	11,484	38	11,446
6-Month WIBOR, 0.15%	Semi-Annual	0.82%	Annual	03/17/21	(a)	03/17/26	PLN	6,990	15,399	36	15,363
6-Month WIBOR, 0.15%	Semi-Annual	0.82%	Annual	03/17/21	(a)	03/17/26	PLN	6,420	14,314	33	14,281
3-Month CAD BA, 0.35%	Semi-Annual	0.87%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	3,190	4,004	50	3,954
3-Month CAD BA, 0.35%	Semi-Annual	0.88%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	2,570	4,174	40	4,134
3-Month CAD BA, 0.35%	Semi-Annual	0.89%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	1,960	3,946	31	3,915
3-Month CAD BA, 0.35%	Semi-Annual	0.89%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	3,830	7,932	60	7,872
3-Month CAD BA, 0.35%	Semi-Annual	0.90%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	3,110	6,804	49	6,755
3-Month CAD BA, 0.35%	Semi-Annual	0.91%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	2,560	6,744	40	6,704
3-Month JIBAR, 3.64%	Quarterly	5.45%	Quarterly	03/17/21	(a)	03/17/26	ZAR	16,610	28,512	18	28,494
6-Month LIBOR, 0.26%	Annual	0.54%	Annual	N/A		10/21/30	USD	1,250	(17,274)	—	(17,274)
0.55%	Annual	6-Month LIBOR, 0.26%	Annual	N/A		10/21/30	USD	1,250	20,155	—	20,155
6-Month EURIBOR, (0.53%)	Semi-Annual(0.22%)		Annual	03/08/21	(a)	03/10/31	EUR	134,410	601,164	(31,349)	632,513
0.51%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/10/31	GBP	410	(5,907)	2,003	(7,910)
0.52%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/10/31	GBP	72,760	(1,118,791)	(255,416)	(863,375)
0.52%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/10/31	GBP	29,060	(434,707)	(233,736)	(200,971)
3-Month LIBOR, 0.24%	Quarterly	0.89%	Semi-Annual	03/08/21	(a)	03/10/31	USD	68,190	(397,251)	(94,946)	(302,305)
3-Month LIBOR, 0.24%	Quarterly	0.92%	Semi-Annual	03/08/21	(a)	03/10/31	USD	41,400	(108,885)	53,991	(162,876)
3-Month LIBOR, 0.24%	Quarterly	0.97%	Semi-Annual	03/08/21	(a)	03/10/31	USD	2,140	4,915	49	4,866
0.74%	Annual	6-Month LIBOR, 0.26%	Annual	N/A		10/22/35	USD	500	14,179	—	14,179
6-Month LIBOR, 0.26%	Annual	0.78%	Annual	N/A		10/22/35	USD	500	(15,126)	—	(15,126)
0.84%	Annual	6-Month LIBOR, 0.26%	Annual	N/A		10/22/40	USD	1,000	40,793	—	40,793
6-Month LIBOR, 0.26%	Annual	0.90%	Annual	N/A		10/22/40	USD	1,000	(41,255)	—	(41,255)
0.90%	Annual	6-Month LIBOR, 0.26%	Annual	N/A		10/20/50	USD	500	32,017	—	32,017
6-Month LIBOR, 0.26%	Annual	0.98%	Annual	N/A		10/20/50	USD	500	(31,460)	—	(31,460)
0.02%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/08/21	(a)	03/08/51	EUR	15,320	(274,640)	22,509	(297,149)
0.70%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/08/51	GBP	330	(16,701)	4,930	(21,631)
0.72%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/08/21	(a)	03/08/51	GBP	13,870	(793,809)	(16,548)	(777,261)
1.26%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/08/21	(a)	03/08/51	USD	30,890	1,187,285	208,134	979,151
1.44%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/08/21	(a)	03/08/51	USD	800	(6,610)	26	(6,636)

									$(250,732)	$(320,340)	$69,608

(a)	Forward Swap.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

OTC Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio			Effective Date	(a)	Termination Date		Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty						Value

3-Month KRW CDC, 0.81%	Quarterly	1.00%	Quarterly	Citibank N.A.	03/17/21		03/17/26	KRW	22,333,115	$(139,073)	$—	$(139,073)
3-Month KRW CDC, 0.81%	Quarterly	0.99%	Quarterly	Citibank N.A.	03/17/21		03/17/26	KRW	1,180,820	(7,951)	—	(7,951)
3-Month KRW CDC, 0.81%	Quarterly	0.92%	Quarterly	Bank of America N.A.	03/17/21		03/17/26	KRW	1,429,950	(14,271)	—	(14,271)
3-Month KRW CDC, 0.81%	Quarterly	0.99%	Quarterly	Bank of America N.A.	03/17/21		03/17/26	KRW	1,726,660	(12,206)	—	(12,206)
3-Month KRW CDC, 0.81%	Quarterly	1.05%	Quarterly	Citibank N.A.	03/17/21		03/17/26	KRW	1,160,940	(4,697)	—	(4,697)
3-Month KRW CDC, 0.81%	Quarterly	1.06%	Quarterly	JPMorgan Chase Bank N.A.	03/17/21		03/17/26	KRW	1,160,940	(4,308)	—	(4,308)

										$(182,506)	$—	$(182,506)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$433,582	$(753,922)	$4,461,309	$(4,391,701)
OTC Swaps	—	—	—	(182,506)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Master Portfolio Schedule of Investments. Only current day’s variation margin is reportedwithin the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,207,744	$—	$1,207,744
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	4,461,309	—	4,461,309

	$—	$—	$—	$—	$5,669,053	$—	$5,669,053

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,568,782	$—	$1,568,782
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	8,053	—	—	8,053
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	4,391,701	—	4,391,701
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	182,506	—	182,506

	$—	$—	$—	$8,053	$6,142,989	$—	$6,151,042

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$27,971,359	$—	$27,971,359
Forward foreign currency exchange contracts	—	—	—	490,018	—	—	490,018
Swaps	—	(522,576)	—	—	6,358,974	(301,581)	5,534,817

	$—	$(522,576)	$—	$490,018	$34,330,333	$(301,581)	$33,996,194

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$4,055,810	$—	$4,055,810
Forward foreign currency exchange contracts	—	—	—	45,130	—	—	45,130
Swaps	—	—	—	—	(148,571)	—	(148,571)

	$—	$—	$—	$45,130	$3,907,239	$—	$3,952,369

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long		$420,890,251
Average notional value of contracts — short		$181,486,055
Forward foreign currency exchange contracts
Average amounts purchased — in USD		$1,704,042
Average amounts sold — in USD		$2,380,132
Credit default swaps
Average notional value — buy protection		$7,173,970
Average notional value — sell protection		$9,854,695
Interest rate swaps
Average notional value — pays fixed rate		$1,204,171,009
Average notional value — receives fixed rate		$739,916,148
Inflation swaps
Average notional value — receives fixed rate	$	—(	a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$502,080	$304,373
Forward foreign currency exchange contracts	—	8,053
Swaps — centrally cleared	—	70,864
Swaps — OTC(a)	—	182,506

Total derivative assets and liabilities in the Statement of Assets and Liabilities	502,080	565,796

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(502,080)	(375,237)

Total derivative assets and liabilities subject to an MNA	$—	$190,559

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	CoreAlpha Bond Master Portfolio

The following table presents the Master Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Master Portfolio:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)

Bank of America N.A.	$26,477	$—	$—	$—	$26,477
Bank of New York Mellon Corp.	8,053	—	—	—	8,053
Citibank N.A.	151,721	—	—	—	151,721
JPMorgan Chase Bank N.A.	4,308	—	—	—	4,308

	$190,559	$—	$—	$—	$190,559

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$202,062,464	$—	$202,062,464
Common Stocks	—	—	1	1
Corporate Bonds	—	842,087,715	—	842,087,715
Foreign Agency Obligations	—	5,718,135	—	5,718,135
Municipal Bonds	—	14,548,585	—	14,548,585
Non-Agency Mortgage-Backed Securities	—	163,111,787	—	163,111,787
U.S. Government Sponsored Agency Securities	—	782,851,373	—	782,851,373
Short-Term Securities
Money Market Funds	105,062,761	—	—	105,062,761
Liabilities
Investments
TBA Sale Commitments	—	(41,491,767)	—	(41,491,767)

	$105,062,761	$1,968,888,292	$1	$2,073,951,054

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,207,744	$4,461,309	$—	$5,669,053
Liabilities
Foreign Currency Exchange Contracts	—	(8,053)	—	(8,053)
Interest Rate Contracts	(1,568,782)	(4,574,207)	—	(6,142,989)

	$(361,038)	$(120,951)	$—	$(481,989)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

CoreAlpha Bond Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$2,010,380,060
Investments at value — affiliated(c)	105,062,761
Cash	226,827
Cash pledged:
Futures contracts	8,648,000
Centrally cleared swaps	7,975,000
Foreign currency at value(d)	4,557,123
Receivables:
Investments sold	58,732
Securities lending income — affiliated	9,452
TBA sale commitments	41,325,417
Dividends — affiliated	6,687
Interest — unaffiliated	8,740,165
Variation margin on futures contracts	502,080

Total assets	2,187,492,304

LIABILITIES
Cash received as collateral for TBA commitments	86,000
Collateral on securities loaned at value	45,443,196
TBA sale commitments at value(e)	41,491,767
Payables:
Investments purchased	270,704,138
Withdrawals to investors	22,802,728
Investment advisory fees	679,327
Other accrued expenses	46,670
Principal payups	304,665
Variation margin on futures contracts	304,373
Variation margin on centrally cleared swaps	70,864
Unrealized depreciation on:
Forward foreign currency exchange contracts	8,053
OTC swaps	182,506

Total liabilities	382,124,287

NET ASSETS	$1,805,368,017

NET ASSETS CONSIST OF
Investors’ capital	$1,725,984,576
Net unrealized appreciation (depreciation)	79,383,441

NET ASSETS	$1,805,368,017

(a) Investments at cost — unaffiliated	$1,930,566,904
(b) Securities loaned at value	$43,970,404
(c) Investments at cost — affiliated	$105,040,251
(d) Foreign currency at cost	$4,179,501
(e) Proceeds from TBA sale commitments	$41,325,417

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Statement of Operations

Year Ended December 31, 2020

CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$688,737
Interest — unaffiliated	49,749,739
Securities lending income — affiliated — net	228,954
Other income	357,220
Foreign taxes withheld	(625)

Total investment income	51,024,025

EXPENSES
Investment advisory	4,430,493
Professional	55,735
Trustees	19,352

Total expenses	4,505,580
Less:
Fees waived and/or reimbursed by the Manager	(128,933)

Total expenses after fees waived and/or reimbursed	4,376,647

Net investment income	46,647,378

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	50,073,165
Investments — affiliated	147,720
Foreign currency transactions	(225,464)
Forward foreign currency exchange contracts	490,018
Futures contracts	27,971,359
Swaps	5,534,817

83,991,615

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,418,832
Investments — affiliated	10,739
Foreign currency translations	342,558
Forward foreign currency exchange contracts	45,130
Futures contracts	4,055,810
Swaps	(148,571)

34,724,498

Net realized and unrealized gain	118,716,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,363,491

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,647,378	$50,111,615
Net realized gain	83,991,615	41,419,073
Net change in unrealized appreciation	34,724,498	55,407,080

Net increase in net assets resulting from operations	165,363,491	146,937,768

CAPITAL TRANSACTIONS
Proceeds from contributions	608,205,569	629,572,441
Value of withdrawals	(906,321,549)	(324,078,511)

Net increase (decrease) in net assets derived from capital transactions	(298,115,980)	305,493,930

NET ASSETS
Total increase (decrease) in net assets	(132,752,489)	452,431,698
Beginning of year	1,938,120,506	1,485,688,808

End of year	$1,805,368,017	$1,938,120,506

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

	CoreAlpha Bond Master Portfolio

	Year Ended December 31,

	2020	2019	2018		2017	2016

Total Return
Total return	8.93%	9.74%	(0.11)%		4.28%	2.46%

Ratios to Average Net Assets(a)
Total expenses	0.24%	0.24%	0.27	%(b)	0.26%	0.26%

Total expenses after fees waived and/or reimbursed	0.23%	0.23%	0.24%		0.24%	0.25%

Net investment income	2.48%	3.05%	3.11%		2.54%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,805,368	$1,938,121	$1,485,689		$780,259	$672,181

Portfolio turnover rate(c)	410%	263%	331%		515%	677%

(a) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019	2018		2017	2016
Investments in underlying funds	—%	0.01%	0.02%		0.02%	—%

(b)  Includes board realignment and consolidation costs. Without these costs, total expenses a would have been 0.25%.

(c)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2020	2019	2018		2017	2016
Portfolio turnover rate (excluding MDRs)	261%	166%	189%		322%	459%

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board of BlackRock Funds VI, the Board of MIP II and the Board of Directors of FDP Series II, Inc. approved the reorganization of the FDP CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc., into BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds VI. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On September 23, 2019, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

FDP BlackRock CoreAlpha Bond Fund	$83,082,606	$81,106,915

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”), the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and

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Notes to Financial Statements  (continued)

issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements  (continued)

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank PLC	$1,768,177	$(1,768,177)	$—
Barclays Capital, Inc.	5,503,005	(5,503,005)	—
BofA Securities, Inc.	1,413,875	(1,413,875)	—
Citigroup Global Markets, Inc.	1,102,879	(1,102,879)	—
Credit Suisse Securities (USA) LLC	1,941,411	(1,941,411)	—
Goldman Sachs & Co.	7,098,617	(7,098,617)	—
HSBC Securities (USA), Inc.	1,955,673	(1,955,673)	—
J.P. Morgan Securities LLC	8,555,024	(8,555,024)	—
Morgan Stanley & Co. LLC	2,158,910	(2,158,910)	—
Pershing LLC	27,183	(27,183)	—
RBC Capital Markets LLC	10,657,013	(10,657,013)	—
Wells Fargo Bank, National Association	864,020	(864,020)	—
Wells Fargo Securities LLC	924,617	(924,617)	—

	$43,970,404	$(43,970,404)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of

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Notes to Financial Statements  (continued)

cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio anda counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

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Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.24%
$1 billion — $3 billion	0.23
$3 billion — $5 billion	0.22
$5 billion — $10 billion	0.21
Greater than $10 billion	0.20

With respect to the Master Portfolio, the Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BFA for services they provide for that portion of the Master Portfolio for which BIL and BFA, as applicable, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. Such contractual arrangement may not be terminated prior to May 1, 2021 without the consent of the Board of MIP II. For the year ended December 31, 2020, the amount waived was $75,087.

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Notes to Financial Statements  (continued)

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $53,846.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $68,026 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP II are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

CoreAlpha Bond Master Portfolio	$—	$3,219,751	$(235,272)

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Notes to Financial Statements  (continued)

7.   PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

CoreAlpha Bond Master Portfolio	$8,056,544	$69,852,156	$8,260,158,541	$8,172,746,450

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were $2,995,340,846 and $2,999,108,656, respectively.

8.   INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$2,035,806,891

Gross unrealized appreciation	$87,890,381
Gross unrealized depreciation	(8,555,181)

Net unrealized appreciation (depreciation)	$79,335,200

9.   BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.   PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment

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Notes to Financial Statements  (continued)

obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio II and Investors of CoreAlpha Bond Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CoreAlpha Bond Master Portfolio (the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds VI and Master Investment Portfolio II (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	59

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s/MIP II’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	63

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP II Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund/MIP II

100 Bellevue Parkway

Wilmington, DE 19809

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ARB	Airport Revenue Bonds

BAB	Build America Bond

BBR	Bank Bill Rate

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/20-AR

(b)	Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

Each registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock CoreAlpha Bond Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
CoreAlpha Bond Master Portfolio	$43,300	$43,300	$3,500	$0	$22,700	$22,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock CoreAlpha Bond Fund	$8,100	$8,100
CoreAlpha Bond Master Portfolio	$26,200	$22,700

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 5, 2021